Exhibit 99.1

CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.,

PURCHASER

and

COLUMN FINANCIAL, INC.,

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of February 1, 2016

Series 2016-C5

This Mortgage Loan Purchase Agreement (“Agreement”), dated as of February 1, 2016, is between Credit Suisse Commercial Mortgage Securities Corp., a Delaware corporation, as purchaser (in such capacity, the “Purchaser”), and Column Financial, Inc., a Delaware corporation, as seller (the “Seller”).

Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of February 1, 2016 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (the “Depositor”), KeyBank National Association, as master servicer (the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity the “Certificate Administrator”), Wells Fargo Bank, National Association, as trustee (in such capacity the “Trustee”), Pentalpha Surveillance LLC, as Operating Advisor (in such capacity, the “Operating Advisor”), and Pentalpha Surveillance LLC, as Asset Representations Reviewer (in such capacity, the “Asset Representations Reviewer”) pursuant to which the Purchaser will transfer the Mortgage Loans (as defined herein), together with certain other mortgage loans, to a trust and certificates representing ownership interests in the Mortgage Loans, together with the other mortgage loans, will be issued by the trust (the “Trust”). In exchange for the Mortgage Loans and the other mortgage loans, the Trust will issue to or at the direction of the Depositor certificates to be known as CSAIL 2016-C5 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C5 (collectively, the “Certificates”). For purposes of this Agreement, “Mortgage Loans” refers to the mortgage loans listed on Exhibit A and “Mortgaged Properties” refers to the properties securing such Mortgage Loans.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1         Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (except as otherwise specifically set forth herein) (subject to the rights of each holder of an interest in any related Companion Loan, as and to the extent applicable), all of its right, title and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, certain subservicing agreements permitted thereunder and any agreement to the appointment of the Master Servicer, dated prior to or as of the Closing Date, among the Depositor, the Master Servicer and the Seller (any such agreement a “Servicing Rights Purchase Agreement”)) in and to the Mortgage Loans identified on Exhibit A to this Agreement (the “Mortgage Loan Schedule”) including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (and, in any event, notwithstanding anything herein to the contrary, excluding payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date, and excluding any defeasance rights and obligations of the Seller with respect to the Mortgage Loans).  In addition, on the Closing Date, the Seller shall cause to be delivered to the Depositor a cash amount (the “Interest Deposit Amount”) with respect to each Mortgage Loan that accrues interest on the basis of a 360-day year and the actual number of days during each one-month interest accrual period, to be deposited by the Depositor into the Interest Reserve Account on behalf of the Seller and for the benefit of the Trust Fund, which Interest

Deposit Amount for each such Mortgage Loan shall represent an amount equal to one day of interest at the related Net Mortgage Rate on the related Cut-Off Date Principal Balance of such Mortgage Loan. Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Seller’s interest in the related Mortgage represented by the Mortgage Note and the other contents of the related Mortgage File (subject to the rights of each holder of an interest in any related Companion Loan, as and to the extent applicable), will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Seller shall (subject to the rights of each holder of an interest in any related Companion Loan, as and to the extent applicable) immediately vest in the Purchaser and immediately thereafter the Trustee. In connection with the transfer of the GLP Industrial Portfolio A Mortgage Loan and the Starwood Capital Extended Stay Portfolio Mortgage Loan pursuant to this Section 1, the Seller does hereby assign to the Purchaser all of its rights, title and interest (solely in its capacity as the holder of each of the GLP Industrial Portfolio A Mortgage Loan and the Starwood Capital Extended Stay Portfolio Mortgage Loan, as applicable) in, to and under the related Intercreditor Agreement (it being understood and agreed that the Seller does not assign any right, title or interest that it or any other party may have thereunder in its capacity as holder of any related Companion Loan, if applicable). The Purchaser will sell certain of the Certificates (the “Public Certificates”) to the underwriters (the “Underwriters”) specified in the Underwriting Agreement, dated as of January 26, 2016 (the “Underwriting Agreement”), between the Purchaser and the Underwriters, and the Purchaser will sell certain of the Certificates (the “Private Certificates”) to the initial purchaser (the “Initial Purchaser” and, collectively with the Underwriters, the “Dealers”) specified in the Purchase Agreement, dated as of January 26, 2016 (the “Certificate Purchase Agreement”), between the Purchaser and Initial Purchaser.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As consideration for the Mortgage Loans, the Purchaser shall pay, by wire transfer of immediately available funds, to the Seller or at the Seller’s direction $351,742,275, plus accrued interest on the Mortgage Loans (excluding transaction expenses) from and including February 1, 2016 to but excluding the Closing Date (but subject to certain post-settlement adjustments for expenses incurred by the Underwriters and the Initial Purchaser on behalf of the Depositor and for which the Seller is specifically responsible). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

SECTION 2          Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage (other than with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan) and each Mortgage Note shall be transferred to the Trustee subject to and in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust on behalf of the Trustee (for the benefit of the Certificateholders) as the owner of such Mortgage Loan and shall be transferred promptly to the Certificate Administrator. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and all recoveries and payments of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets (and any consolidated balance sheet that includes the Seller) and other financial statements as the sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes. Following the transfer of the Mortgage Loans by the Seller to the Purchaser, the Seller shall not take any actions inconsistent with the ownership of the Mortgage Loans by the Purchaser and its assignees.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as the purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

SECTION 3          Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a)  The Purchaser hereby directs the Seller, and the Seller hereby agrees, such agreement effective upon the transfer of the Mortgage Loans contemplated herein, to deliver or cause to be delivered to the Custodian (on behalf of the Trustee), the Master Servicer and the Special Servicer, respectively, on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser, or contemplated to be delivered by the Seller (whether at the direction of the Purchaser or otherwise), to the Custodian, the Master Servicer and the Special Servicer, as applicable, with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01 of the Pooling and Servicing Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

(b)          The Seller shall deliver to and deposit with (or cause to be delivered to and deposited with) the Master Servicer, within five (5) Business Days after the Closing Date, a copy of the Mortgage File and documents and records not otherwise required to be contained in the Mortgage File that (i) relate to the origination and/or servicing and administration of the Mortgage Loans and each related Serviced Companion Loan, as applicable, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans and each related Serviced Companion Loan, as applicable (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates), or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans and each related Serviced Companion Loan, as applicable, or holders of interests therein and (iii) are in the possession or under the control of the Seller, together with (x) all unapplied Escrow Payments and reserve funds in the possession or under control of the Seller that relate to the Mortgage Loans (other than any Mortgage Loan that is a Non-Serviced Mortgage Loan as of the Closing Date) and any related Serviced Companion Loan, as applicable, and (y) a statement indicating which Escrow Payments and reserve funds are allocable to each Mortgage Loan, (or any related Serviced Companion Loan, as the case may be); provided that copies of any document in the Mortgage File and any other document, record or item referred to above in this sentence that constitutes a Designated Servicing Document shall be delivered to the Master Servicer on or before the Closing Date; provided, further, that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

(c)          With respect to any Mortgage Loan secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Seller or its designee shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice or make any such required request to the related franchisor for the transfer or assignment of such comfort letter or issuance of a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter), with a copy of such notice or request to the Custodian (who shall include such document in the related Mortgage File), the Master Servicer and the Special Servicer, and the Pooling and Servicing Agreement shall require the Master Servicer to use reasonable efforts in accordance with the Servicing Standard to acquire such replacement comfort letter, if necessary (or to acquire any such new document or acknowledgement as may be contemplated under the existing comfort letter).

SECTION 4          Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has (subject to the limitations set forth therein) conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (and, in any event, excluding scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5          Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)          except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, it shall record or cause a third party to record and file in the appropriate public recording office for real property records or UCC financing statements, as appropriate (or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver to the Custodian for such purpose and cause the Custodian to record and file), the assignments of assignment of leases, rents and profits and the assignments of

Mortgage and each related UCC financing statement referred to in the definition of Mortgage File from the Seller to the Trustee as and to the extent contemplated under Section 2.01(c) of the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect or cause such defect to be cured, as the case may be, and the Seller shall record or file, or cause the recording or filing of, such substitute or corrected document or instrument or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan);

(b)          as to each Mortgage Loan, except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, if the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (ii), (iv), (vii) (if recorded), (ix) and (x) of the definition of “Mortgage File” in the Pooling and Servicing Agreement solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as applicable, it shall forward to the Custodian a copy of the original certified by the Seller to be a true and complete copy of the original thereof submitted for recording. The Seller shall cause each assignment referred to in Section (5)(a) above that is recorded and the file copy of each UCC financing statement assignment referred to in Section (5)(a) above to reflect that it should be returned by the public recording or filing office to the Custodian or its agent following recording (or, alternatively, to the Seller or its designee, in which case the Seller shall deliver or cause the delivery of the recorded original to the Custodian promptly following receipt); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Custodian shall obtain therefrom a certified copy of the recorded original. On a monthly basis, at the expense of the Seller, the Custodian shall forward to the Master Servicer a copy of each of the aforementioned assignments following the Custodian’s receipt thereof;

(c)          it shall take any action reasonably required by the Purchaser, the Certificate Administrator, the Trustee or the Master Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans (other than any Non-Serviced Mortgage Loans) to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan (other than any Non-Serviced Mortgage Loans) to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders (and, in the case of each Serviced Whole Loan, the holder of the related Serviced Companion Loan, as and to the extent applicable). Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

(d)          the Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CREFC® Financial File and the CREFC® Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement;

(e)          if (during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer) the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes there to be an untrue statement of a material fact with respect to the Mortgage Loans (including any related Whole Loan, including, without limitation, the servicing terms thereof if not serviced under the Pooling and Servicing Agreement, including the identification of the parties to the related Other Pooling and Servicing Agreement), the related borrowers, the related Mortgaged Property and the Seller and its affiliates (collectively, the “Seller Matters”) contained in the Offering Documents, or causes there to be an omission to state therein a material fact with respect to the Seller Matters required to be stated therein or necessary to make the statements therein with respect to the Seller Matters, in the light of the circumstances under which they were made, not misleading, then the Seller shall promptly notify the Dealers and the Depositor. If as a result of any such event the Dealers’ legal counsel determines that it is necessary to amend or supplement the Prospectus, dated January 28, 2016 relating to the Public Certificates, the annexes and exhibits thereto, or the Offering Circular dated January 26, 2016 relating to the Private Certificates, the annexes and exhibits thereto (collectively, the “Offering Documents”) in order to correct the untrue statement, or to make the statements therein, in the light of the circumstances when the Offering Documents are delivered to a purchaser, not misleading, or to make the Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Matters) at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Dealers, such amendments or supplements to the Offering Documents as may be necessary so that the Offering Documents, as so amended or supplemented, will not contain an untrue statement with respect to the Seller Matters, will not, in the light of the circumstances when the Offering Documents are delivered to a purchaser, be misleading with respect to the Seller Matters and will comply with applicable law. (All terms under this clause (e) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated as of January 26, 2016, among the Underwriters, the Initial Purchaser, the Seller and the Purchaser (the “Indemnification Agreement” and, together with this Agreement, the “Operative Documents”));

(f)          if the Seller requires the Master Servicer to retain any Servicing Function Participant to service any Mortgage Loan as of the Closing Date, it shall cause such Servicing Function Participant to comply, as evidenced by written documentation between such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 and 11.13 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust is subject to the reporting requirements of the Exchange Act;

(g)          for so long as the Trust (or any Other Securitization that holds a related Companion Loan) is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to the GLP Industrial Portfolio A Companion Loans and the Starwood Capital Extended Stay Portfolio Companion Loan, if such Companion Loan (or a portion thereof) is deposited into another securitization, the depositor of such securitization) and the Certificate Administrator with any Additional Form 10-D Disclosure, any Additional Form

10-K Disclosure and any Form 8-K Disclosure Information indicated on Exhibit BB, Exhibit CC and Exhibit DD to the Pooling and Servicing Agreement, to the extent contemplated to be provided by the Seller in its capacity as a “Sponsor”, within the time periods set forth in the Pooling and Servicing Agreement; provided that, in connection with providing Additional Form 10-K Disclosure and the Seller’s reporting obligations under Item 1119 of Regulation AB, upon reasonable request by the Seller, the Purchaser shall provide the Seller with a list of all parties to the Pooling and Servicing Agreement and any other Servicing Function Participant;

(h)          With respect to the GLP Industrial Portfolio A Mortgage Loan and the Starwood Capital Extended Stay Portfolio Mortgage Loan, the Seller agrees that if disclosure related to the description of a party to the Pooling and Servicing Agreement is requested by the holder of a related Companion Loan for inclusion in the disclosure materials relating to the securitization of such Companion Loan, the reasonable costs of such party related to such disclosure and any opinion(s) of counsel, certifications and/or indemnification agreement(s) shall be paid or caused to be paid by the Seller;

(i)          it shall indemnify and hold harmless the Depositor and its directors and officers, and each other person who controls the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) a failure of the Seller to perform its obligations under Section 5(g) or (ii) negligence, bad faith or willful misconduct on the part of the Seller in the performance of such obligations;

(j)          within sixty (60) days after the Closing Date, the Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Seller;

(k)          within sixty (60) days after the Closing Date, the Seller shall provide the Depositor with a certificate (with a copy (which may be sent by email) to each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Asset Representations Reviewer and the Operating Advisor) substantially in the form of Exhibit E to this Agreement certifying that the electronic copy of the Diligence File for each Mortgage Loan uploaded to the Designated Site contains all documents and information required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Seller;

(l)          upon written request of the Asset Representations Reviewer (pursuant to Section 12.01(b)(ii) of the Pooling and Servicing Agreement), the Seller shall provide to the Master Servicer or the Special Servicer, as applicable, within ten (10) business days of receipt of such written request (which time period may be extended upon mutual agreement between the Seller and the Asset Representations Reviewer), copies of all relevant information, documents and records (including, but not limited to, records stored electronically on computer tapes, electronic discs, and similar media) requested by the Asset Representations Reviewer and reasonably available to the Seller relating to the related Delinquent Mortgage Loan (as defined in the Pooling and Servicing Agreement) to enable the Asset Representations Reviewer to perform its duties under the Pooling and Servicing Agreement; provided, that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations;

(m)          upon the completion of an Asset Review with respect to each Mortgage Loan and receipt by the Seller of a written request from the Asset Representations Reviewer, the Seller shall pay a fee of (i) $15,000 plus $1,000 per additional Mortgaged Property with respect to each Mortgage Loan subject to an Asset Review with a Cut-off Date Balance less than $15,000,000, (ii) $20,000 plus $1,000 per additional Mortgaged Property with respect to each Mortgage Loan subject to an Asset Review with a Cut-off Date Balance greater than or equal to $15,000,000, but less than $30,000,000 or (iii) $25,000 plus $1,000 per additional Mortgaged Property with respect to each Mortgage Loan subject to an Asset Review with a Cut-off Date Balance greater than or equal to $30,000,000, in each case within ninety (90) days of such written request by the Asset Representations Reviewer;

(n)          the Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) any failure of the Seller to pay the fees described under Section 5(m) above within 90 days of written request by the Asset Representations Reviewer or (ii) any failure by the Seller to provide all documents and information required to be delivered by it pursuant to this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within 60 days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement);

(o)          the Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method;

(p)          prior to the delivery of the Preliminary Prospectus to investors, an officer of the Seller delivered to the Depositor a sub-certification (the “Preliminary Seller Sub-Certification”) to the certification subsequently provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Form SF-3, and prior to the time of pricing of the Certificates, an officer of the Seller has reconfirmed in writing as to the statements made in the Preliminary Seller Sub-Certification; and

(q)          prior to the delivery of the Prospectus to investors, an officer of the Seller delivered to the Depositor a sub-certification dated the date of the Prospectus (the “Final Seller Sub-Certification” and together with the Preliminary Seller Sub-Certification, the “Seller Sub-Certification”) to the certification subsequently provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Form SF-3.

SECTION 6          Representations and Warranties.

(a)          The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

(i)          The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution and delivery of, and performance under, the Operative Documents and has duly executed and delivered each Operative Document, and has the power and authority to execute, deliver and perform under each Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

(ii)          Assuming the due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities;

(iii)         The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller’s organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller’s assets or property, in each case which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

(iv)         There is no action, suit, proceeding or investigation pending or, to the Seller’s knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

(v)          The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

(vi)         No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

(vii)        The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

(viii)       The Seller has no actual knowledge that any statement, report, officer’s certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by such Seller) (collectively, the “Provided Information”) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, or, to the extent that it has become aware of any material misstatement or omission in any Provided Information, the Seller has notified the Purchaser in writing of such material misstatement or omission at least one Business Day prior to the Time of Sale (as defined in the Indemnification Agreement) and updated such Provided Information or the material misstatement or omission has been corrected in the Time of Sale Information (as defined in the Indemnification Agreement); and

(ix)          The Seller has caused each Servicing Function Participant that the Seller has caused the Master Servicer, if any, to retain and that services a Mortgage Loan as of the Closing Date to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 and 11.13 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust is subject to the reporting requirements of the Exchange Act.

(x)          Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-

2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Offering Documents and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Offering Documents. The Seller further represents and warrants that no portion of the Accountants’ Due Diligence Report contains, with respect to the information contained therein with respect to the Mortgage Loans, any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999. The Underwriters and Initial Purchaser are third-party beneficiaries of the provisions set forth in this SECTION 6(a)(x).

(b)         The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)          The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has duly executed and delivered this Agreement, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

(ii)         Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)        The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser’s organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser’s assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

(iv)          There is no action, suit, proceeding or investigation pending or, to the Purchaser’s knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

(v)           The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

(vi)          No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser and other than those, which if not obtained, will not have a material adverse effect on the validity or enforceability against the Purchaser of this Agreement or on the ability of the Purchaser to perform its obligations under this Agreement; and

(vii)          The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of Form 15G, Rule 15Ga-2 and any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters and Initial Purchaser at least six (6) Business Days before the first sale in the offering contemplated by the Offering Documents; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) Business Days before the first sale in the offering contemplated by the Offering Documents as required by Rule 15Ga-2.

(c)           The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B to this Agreement as of the Cut-off Date or such other date set forth in Exhibit B to this Agreement, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C to this Agreement.

(d)           Pursuant to the Pooling and Servicing Agreement, if (i) any party thereto discovers or receives notice alleging a Material Defect or (ii) the Special Servicer or the Purchaser receives a Repurchase Request, such party is required to give prompt written notice thereof to the Seller, the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event), the parties to the Pooling and Servicing Agreement, any related Companion Loan Holder (if applicable) and the 17g-5 Information Provider.

(e)           Pursuant to the Pooling and Servicing Agreement, if any Certificateholder, the Directing Certificateholder, the Master Servicer, the Special Servicer, the Certificate

Administrator, the Operating Advisor (solely in its capacity as Operating Advisor) or the Trustee discovers or receives notice alleging a Material Defect, then such Certificateholder, Directing Certificateholder, the Master Servicer, the Special Servicer, the Certificate Administrator, the Operating Advisor (solely in its capacity as Operating Advisor) or the Trustee will be required to give prompt written notice thereof to the Seller, the parties to the Pooling and Servicing Agreement and the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event). Promptly upon becoming aware of any such Material Defect (including through a written notice given by the Certificateholder, the Directing Certificateholder, the Master Servicer, the Special Servicer, the Certificate Administrator, the Operating Advisor (solely in its capacity as Operating Advisor) or the Trustee, as provided above), the Seller shall, not later than 90 days after (i) except in the case of the succeeding clause (ii), the applicable Seller’s discovery of the Material Defect or receipt of such notice or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Seller or any party to the Pooling and Servicing Agreement of such Material Defect or (y) receipt of notice of a discovery of such Material Defect from any party to the Pooling and Servicing Agreement by the Seller, cure the same in all material respects (which cure shall include payment of any losses and additional trust fund expenses associated therewith) or, if such Material Defect cannot be cured within such 90 day period, the Seller shall either (i) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer, for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith or (ii) repurchase the affected Mortgage Loan or any related REO Property (or the Trust’s interest therein) at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account; provided, however, that if (i) such Material Defect is capable of being cured but not within such 90 day period, (ii) such Material Defect is not related to any Mortgage Loan’s not being a Qualified Mortgage and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect within such 90 day period, then the Seller shall have an additional 90 days to complete such cure (or, in the event of a failure to so cure, to complete such repurchase of the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above) it being understood and agreed that, in connection with the Seller’s receiving such additional 90 day period, the Seller shall deliver an Officer’s Certificate to the Trustee, the Special Servicer and the Certificate Administrator setting forth the reasons such Material Defect is not capable of being cured within the initial 90 day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Defect will be cured within such additional 90 day period; and provided, further, that, if any such Material Defect is still not cured after the initial 90 day period and any such additional 90 day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure, substitution or repurchase obligations in respect of such Material Defect so long as the Seller certifies to the Trustee, the Special Servicer and the Certificate Administrator every 30 days thereafter that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure, substitution or repurchase may continue beyond the date that is 18 months following the Closing Date. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or a Defect, but if the Seller discovers a Material Defect with respect to a Mortgage Loan, it shall notify the Purchaser.

Notwithstanding the foregoing provisions of this Section 6(e), in lieu of the Seller performing its repurchase or substitution obligations with respect to any Material Defect provided in this Section 6(e), to the extent that the Seller and the Purchaser (or, following the assignment of the Mortgage Loans to the Trust, the Special Servicer on behalf of the Trust, and, if no Control Termination Event has occurred and is continuing, with the consent of the Directing Certificateholder) are able to agree upon the Loss of Value Payment for a Breach or Defect, the Seller may elect, in its sole discretion, to pay such Loss of Value Payment to the Purchaser (or its assignee); provided that a Material Defect as a result of a Mortgage Loan not constituting a Qualified Mortgage Loan, may not be cured by a Loss of Value Payment. Upon its making such payment, the Seller shall be deemed to have cured such Material Defect in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Material Defect, and the Seller shall not be obligated to repurchase or replace the related Mortgage Loan or otherwise cure such Material Defect.

If any Breach pertains to a representation or warranty to the effect that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Seller shall not be required to repurchase or replace such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are the basis of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees and reimbursable expenses of the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses.  If the Seller elects to pay such costs and expenses, the Seller shall remit the amount to the Special Servicer for disbursement to the applicable persons and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects.  To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(b) or Section 2.03(g), as applicable, of the Pooling and Servicing Agreement.  No delay in either the discovery of a Material Defect on the part of any party to the Pooling and Servicing Agreement in providing notice of such Material Defect will relieve the Seller of its obligation to repurchase or substitute the related Mortgage Loan unless (i) the Seller did not otherwise discover or have knowledge of such Material Defect and (ii) such delay is the result of the failure by a party to this Agreement or the Pooling and Servicing Agreement to provide prompt notice as required by the terms hereof or of the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (for the avoidance of doubt, knowledge shall not be deemed to exist by reason of the Custodial Exception Report) and such delay precludes the Seller from curing such Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an Opinion of Counsel to the effect that such release does not (A) cause either Trust REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon either Trust REMIC or the Trust and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

Subject to the Seller’s right to cure set forth above in this Section 6(e), and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, any of the following will cause a document in the Mortgage File delivered by the Seller for any Mortgage Loan to be deemed to have a “Defect” that constitutes a Material Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan (but solely with respect to clause (a)) and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File either a copy of the Mortgage with evidence of recording thereon or a copy of the Mortgage and a certificate from the related Seller stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender’s title insurance policy issued on the date of the origination of such Mortgage Loan (or, if such policy has not been issued or located, an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company)) called for by clause (viii) of the definition of “Mortgage File” in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File either a copy of the assignment with evidence of recording thereon or a copy of the intervening assignment and a certificate from the Seller stating that the original intervening assignments were sent for filing or recordation, as applicable; (e) the absence from the Mortgage File of any required letter of credit (except as permitted under Section 2.01(b) of the Pooling and Servicing Agreement); or (f) with respect to any related leasehold Mortgage Loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; provided, however, that no Defect (except Defects described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the value of the related Mortgage Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the lender’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the related Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the related Mortgage Loan or for any immediate significant servicing obligation.

With respect to the GLP Industrial Portfolio A Mortgage Loan and the Starwood Capital Extended Stay Portfolio Mortgage Loan, as applicable, the Seller agrees that if a “Material Defect” under, and as such term or any analogous term is defined in, the related Non-Serviced PSA exists with respect to the related Non-Serviced Companion Loan securitized under such Non-Serviced PSA and the Seller (or any other responsible repurchasing party) repurchases the related controlling Non-Serviced Companion Loan from the related Other Securitization, then the Seller shall also promptly repurchase the GLP Industrial Portfolio A Mortgage Loan or the Starwood Capital Extended Stay Portfolio Mortgage Loan, as applicable from the Trust at the applicable Purchase Price; provided, however, that the foregoing shall not apply to any Material Defect related solely to the promissory note for any related Non-Serviced Companion Loan.

(f)          In connection with any repurchase or substitution of one or more Mortgage Loans pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that the Trustee, the Certificate Administrator, the Custodian, the Master Servicer and the Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing or substituting entity evidencing such repurchase or substitution, all portions of the Mortgage File, the Servicing File and other documents and all Escrow Payments and reserve funds pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing or substituting entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee or as otherwise reasonably requested to effect the retransfer and reconveyance of the Mortgage Loan and the security therefor to the Seller or its designee; provided that such tender by the Trustee and the Custodian shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer’s Certificate to the effect that the requirements for repurchase or substitution, as the case may be, have been satisfied.

(g)          The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

(h)          Each party hereto agrees to promptly notify the other party of any breach of a representation or warranty contained in SECTION 6(c) of this Agreement. The Seller’s obligation to cure any Material Defect, to repurchase or substitute any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller’s representations or warranties contained in or made pursuant to SECTION 6(c) of this Agreement or a Defect with respect to any Mortgage Loan.

(i)          The Seller shall promptly notify the Purchaser if (i) the Seller receives a Repurchase Communication of a Repurchase Request (other than from the Purchaser), (ii) the

Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives a Repurchase Communication of a withdrawal of a Repurchase Request of which notice has been previously received or given and which withdrawal is by the Person making such Repurchase Request (a “Repurchase Request Withdrawal”) (other than from the Purchaser) or (iv) the Seller rejects or disputes any Repurchase Request. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Communication of a Repurchase Request or a Repurchase Request Withdrawal, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan, (2) the date (x) such Repurchase Communication of such Repurchase Request or Repurchase Request Withdrawal was received, (y) the related Mortgage Loan was repurchased or replaced or (z) the Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for (x) the Repurchase Request (as asserted in the Repurchase Request) or (y) any rejection or dispute of a Repurchase Request, as applicable.

The Seller shall provide to the Purchaser and the Certificate Administrator the Seller’s “Central Index Key” number assigned by the Securities and Exchange Commission and a true, correct and complete copy of the relevant portions of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission. For the avoidance of doubt, the foregoing obligation shall not prohibit the Seller from filing a Form ABS-15G on or prior to the date on which such copy is provided to the Purchaser and the Certificate Administrator.

In addition, the Seller shall provide the Purchaser, upon request, such other information in its possession as would permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

The Seller agrees that no Person that is required to provide a 15Ga-1 Notice (a “15Ga-1 Notice Provider”) will be required to provide information in a 15Ga-1 Notice that is protected by the attorney-client privilege or attorney work product doctrines. In addition, the Seller hereby acknowledges that (i) any 15Ga-1 Notice provided pursuant to Section 2.02(g) of the Pooling and Servicing Agreement is so provided only to assist the Seller, the Depositor and their respective Affiliates to comply with Rule 15Ga-1 under the Exchange Act, Items 1104 and 1121 of Regulation AB and any other requirement of law or regulation and (ii)(A) no action taken by, or inaction of, a 15Ga-1 Notice Provider and (B) no information provided pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a 15Ga-1 Notice Provider in a 15Ga-1 Notice shall be deemed to constitute a waiver or defense to the exercise of any legal right the 15Ga-1 Notice Provider may have with respect to this Agreement, including with respect to any Repurchase Request that is the subject of a 15Ga-1 Notice.

Each party hereto agrees that the receipt of a 15Ga-1 Notice or the delivery of any notice required to be delivered pursuant to this SECTION 6(i) shall not, in and of itself, constitute delivery of notice of, receipt of notice of, or knowledge of the Seller of, any Material Defect.

Each party hereto agrees and acknowledges that, as of the date of this Agreement, the “Central Index Key” number of the Trust is 0001661136.

“Repurchase Communication” means, for purposes of this Section 6(i) only, any communication, whether oral or written, which need not be in any specific form.

SECTION 7          Review of Mortgage File. The Purchaser shall require the Custodian pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

SECTION 8          Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the consideration for the Mortgage Loans as contemplated by Section 1 of this Agreement. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)          Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall, subject to any applicable exceptions set forth on Exhibit C to this Agreement, be true and correct in all material respects as of the Closing Date or as of such other date as of which such representation is made under the terms of Exhibit B to this Agreement, and no event shall have occurred as of the Closing Date which, with notice or the passage of time, would constitute a default on the part of the Seller under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D to this Agreement.

(b)          The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

(c)          The Purchaser shall have received the following additional closing documents:

(i)          copies of the Seller’s Certificate of Incorporation and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

(ii)          a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

(iii)         an officer’s certificate of the Seller in form reasonably acceptable to the Underwriters, the Initial Purchaser and each Rating Agency;

(iv)          an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form reasonably acceptable to the Underwriters, the Initial Purchaser and each Rating Agency; and

(v)          a letter from counsel to the Seller substantially to the effect that (a) nothing has come to such counsel’s attention that would lead such counsel to believe that the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular or the Final Offering Circular (each as defined in the Indemnification Agreement), as of the date thereof or as of the Closing Date (or, in the case of the Preliminary Prospectus or the Preliminary Offering Circular, solely as of the time of sale) contained or contain, as applicable, with respect to the Seller, the Mortgage Loans, any related Companion Loan(s), the related Mortgagors or the related Mortgaged Properties, any untrue statement of a material fact or omitted or omits, as applicable, to state a material fact necessary in order to make the statements therein relating to the Seller, the Mortgage Loans, any related Companion Loan(s), the related Mortgagors or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading and (b) the information relating to the Mortgage Loans (including any related Whole Loan, including, without limitation, the servicing terms thereof if not serviced under the Pooling and Servicing Agreement, including identification of the parties to the related Other Pooling and Servicing Agreement), the related borrowers, the related Mortgaged Properties or the Seller and its affiliates (to the extent such affiliate is not an Underwriter or Initial Purchaser) in the Prospectus appears to be appropriately responsive in all material respects to the applicable requirements of Regulation AB.

(d)          The Public Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

(e)          The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(f)          The Seller shall furnish the Purchaser, the Underwriters and the Initial Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 9          Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree.

SECTION 10          Expenses. The Seller will pay its pro rata share (the Seller’s pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and

Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular and any related disclosure for the initial Form 8-K, including the cost of obtaining any “comfort letters” with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular and the Final Offering Circular and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Final Offering Circular and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, as counsel to the Purchaser; (x) all registration fees incurred by the Purchaser in connection with the filing of its registration statement allocable to the issuance of the Public Certificates; and (xi) the reasonable fees and expenses of Orrick, Herrington & Sutcliffe LLP, as counsel to the Underwriters and the Initial Purchaser.

SECTION 11          Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 12          Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 13          Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL

BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14          Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

SECTION 15          No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 6(a)(x) and Section 16.

SECTION 16          Assignment.

(a) The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. Any Person into which the Seller may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller may become a party, or any Person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder without any further act. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement, but shall not be further assigned by the Trustee to any Person.

(b) The Asset Representations Reviewer shall be an express third-party beneficiary of Sections 5(j), 5(k), 5(l) and 5(m) of this Agreement.

SECTION 17          Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail to it at 11 Madison Avenue, New

York, New York 10010, to the attention of Charles Lee, fax number: (212) 322-0965, with a copy to Sarah Nelson, One Madison Avenue, 9th Floor, New York, New York 10010, fax number (212) 743-2823 (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail and confirmed to it at Column Financial, Inc., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: N. Dante La Rocca, Facsimile: (646) 935-8520, Email: dante.larocca@credit-suisse.com, with a copy to Column Financial, Inc., One Madison Avenue, 9th Floor, New York, New York 10010, Attention: Sarah Nelson, Esq., (iii) if sent to any party other than the Purchaser or the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail to such party’s address provided in Section 13.05 of the Pooling and Servicing Agreement, and (iv) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

SECTION 18          Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which changes in any manner (i) any defined term contained therein, (ii) any obligations or rights of the Seller herein or otherwise or (iii) any rights of the Seller as a third-party beneficiary of the Pooling and Servicing Agreement shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

SECTION 19          Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

SECTION 20          Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in SECTION 6(h) of this Agreement, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 21          No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither the Purchaser nor the Seller shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party’s behalf.

SECTION 22          Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

SECTION 23          Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE COMMERCIAL
MORTGAGE SECURITIES CORP.

By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Officer

COLUMN FINANCIAL, INC.

By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: Vice President

CSAIL 2016-C5: COLUMN MORTGAGE LOAN PURCHASE AGREEMENT

EXHIBIT A

MORTGAGE LOAN SCHEDULE

A-1

Loan ID #	Originator/Loan Seller	Mortgagor Name	Property Address	City	State	Zip Code	County	Property Name	Size	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)	Companion Loan Mortgage Rate in Effect at Origination (%)	Companion Loan Net Mortgage Rate in Effect at the Cut-off Date (%)
1	Column Financial, Inc.	Western Baltimore - Brandon Woods I, LLC, Western A West CA, LLC, Western A South TX, LLC, Western Hagerstown Distribution Center, LLC, Western Upper Marlboro Distribution Center, LLC, Western Hagerstown - Industrial Lane DC, LLC, Western A Midwest IL, LLC, Western Crossroads DC, LLC, Western BWI Commerce Center, LLC, Western A Midwest IN, LLC, Western Hollins End Industrial Park, LLC, Western BWI Commerce Center II, LLC, Western Brandon Woods DC II, LLC, Western Columbia Park IC, LLC, Western Baltimore IC, LLC, Western Somerset IC II, LLC, Western Somerset Industrial Center, LLC, Western A East VA, LLC, Western Center Square DC, LLC, Western Pureland DC I, LLC, Western Pureland DC II, LLC, Western Washington (DC) Corporate Center, LLC, Western Englewood DC, LLC, Western Clifton DC, LLC, Western A South CO, LLC, Western A Midwest TN, LLC, Western A East VA II, LLC, Western Waterfront DC, LLC, Western Landover DC, LLC, Western Capital Beltway CC, LLC, Western I-95 DC, LLC, Western Franklin Square IC I, LLC, Western Franklin Square IC II, LLC	Various	Various	Various	Various	Various	GLP Industrial Portfolio A	26,878,777	Square Feet	4.14392%	4.13079%	4.14392%	4.13832%
1.001	Column Financial, Inc.		3700 Indian Avenue	Perris	Riverside	92571	Riverside	Inland Empire Indian Ave DC	1,309,754	Square Feet
1.002	Column Financial, Inc.		23400 Cactus Avenue	Moreno Valley	Riverside	92553	Riverside	Centerpointe 4	1,280,446	Square Feet
1.003	Column Financial, Inc.		2825 East Jurupa Street	Ontario	San Bernardino	91761	San Bernardino	Hofer Ranch IC Bldg 1	612,104	Square Feet
1.004	Column Financial, Inc.		17901 East 40th Avenue	Aurora	Adams	80011	Adams	Denver DC	553,757	Square Feet
1.005	Column Financial, Inc.		777 Freeport Parkway	Coppell	Dallas	75019	Dallas	Freeport DC Bldg 4	727,508	Square Feet
1.006	Column Financial, Inc.		5125 Ontario Mills Parkway	Ontario	San Bernardino	91764	San Bernardino	Ontario Mills DC	520,161	Square Feet
1.007	Column Financial, Inc.		16500 Hunters Green Parkway	Hagerstown	Washington	21740	Washington	Hagerstown Distribution Center	824,298	Square Feet
1.008	Column Financial, Inc.		12008 Eastgate Boulevard	Mount Juliet	Wilson	37090	Wilson	Beckwith Farms DC	706,500	Square Feet
1.009	Column Financial, Inc.		7481 Coca Cola Drive	Baltimore	Baltimore	21075	Baltimore	Crossroads DC I	456,500	Square Feet
1.010	Column Financial, Inc.		23700 Cactus Avenue	Moreno Valley	Riverside	92553	Riverside	Centerpointe 6	532,926	Square Feet
1.011	Column Financial, Inc.		1413 Tangier Drive	White Marsh	Baltimore	21220	Baltimore	I-95 DC	449,299	Square Feet
1.012	Column Financial, Inc.		13880 Monte Vista Avenue	Chino	San Bernardino	91710	San Bernardino	Chino Spec Forward	409,930	Square Feet
1.013	Column Financial, Inc.		5445 West 73rd Street	Bedford Park	Cook	60638	Cook	Bedford Park II	470,160	Square Feet
1.014	Column Financial, Inc.		6304 Sheriff Road	Landover	Prince George's	20785	Prince George's	Landover DC	507,072	Square Feet
1.015	Column Financial, Inc.		558 Airtech Parkway	Plainfield	Hendricks	46168	Hendricks	North Plainfield 8	798,096	Square Feet
1.016	Column Financial, Inc.		1950 Sterling Avenue	Ontario	San Bernardino	91761	San Bernardino	Sterling DC	300,172	Square Feet
1.017	Column Financial, Inc.		261 River Road	Clifton	Passaic	07014	Passaic	Clifton DC	230,953	Square Feet
1.018	Column Financial, Inc.		12014 Eastgate Boulevard	Mt. Juliet	Wilson	37090	Wilson	Beckwith Farms 3	480,000	Square Feet
1.019	Column Financial, Inc.		1049 Prince Georges Boulevard	Upper Marlboro	Prince George's	20774	Prince George's	Collington Commerce Center	239,742	Square Feet
1.020	Column Financial, Inc.		5151 West 73rd Street	Bedford Park	Cook	60638	Cook	Bedford Park IB	272,446	Square Feet
1.021	Column Financial, Inc.		3209 Elam Farms Parkway	Murfreesboro	Rutherford	37127	Rutherford	Elam Farms DC	363,500	Square Feet
1.022	Column Financial, Inc.		1670 Champagne Avenue	Ontario	San Bernardino	91761	San Bernardino	Champagne DC	263,670	Square Feet
1.023	Column Financial, Inc.		1000 Davey Road	Woodridge	DuPage	60517	DuPage	Bridge Point 1	264,183	Square Feet
1.024	Column Financial, Inc.		2359 Center Square Road	Logan Township	Gloucester	08085	Gloucester	Center Square DC	299,520	Square Feet
1.025	Column Financial, Inc.		2145 Internationale Parkway	Woodridge	DuPage	60517	DuPage	Park 355	254,385	Square Feet
1.026	Column Financial, Inc.		488 Bridgestone Parkway	Lebanon	Wilson	37090	Wilson	Commerce Farms DC 3	456,500	Square Feet
1.027	Column Financial, Inc.		7603 Energy Parkway	Baltimore	Baltimore	21226	Baltimore	Brandon Woods DC	274,152	Square Feet
1.028	Column Financial, Inc.		3920 Stonecroft Boulevard	Chantilly	Fairfax	20151	Fairfax	Chantilly DC	160,111	Square Feet
1.029	Column Financial, Inc.		115 East Crossroads Parkway	Bolingbrook	Will	60440	Will	Bolingbrook CC Bldg 3	284,747	Square Feet
1.030	Column Financial, Inc.		350 South Northpoint Drive	Coppell	Dallas	75019	Dallas	Northpoint CC	300,800	Square Feet
1.031	Column Financial, Inc.		10001 Franklin Square Drive	Rossville	Baltimore	21236	Baltimore	Franklin Square IC I	218,532	Square Feet
1.032	Column Financial, Inc.		4024 Rock Quarry	Dallas	Dallas	75211	Dallas	Rock Quarry Building #1	324,000	Square Feet
1.033	Column Financial, Inc.		2380 Diehl Road	Aurora	DuPage	60502	DuPage	Aurora DC III	304,482	Square Feet
1.034	Column Financial, Inc.		2850 New York Avenue North East	Washington	District of Columbia	20002	District of Columbia	Washington (DC) Corporate Center	122,708	Square Feet
1.035	Column Financial, Inc.		1203 Bilter Road	Aurora	Kane	60502	Kane	Aurora DC 1	294,740	Square Feet
1.036	Column Financial, Inc.		100 Burma Road	Jersey City	Hudson	07305	Hudson	Waterfront DC	167,000	Square Feet
1.037	Column Financial, Inc.		2239 High Hill Road	Logan Township	Gloucester	08085	Gloucester	Pureland DC I	273,333	Square Feet
1.038	Column Financial, Inc.		5139 West 73rd Street	Bedford Park	Cook	60638	Cook	Bedford Park IA	270,789	Square Feet
1.039	Column Financial, Inc.		2043 Corporate Drive	Naperville	DuPage	60563	DuPage	Prairie Point Bldg 3	303,800	Square Feet
1.040	Column Financial, Inc.		700 Commerce Parkway	Greenwood	Johnson	46143	Johnson	Greenwood DC	450,000	Square Feet
1.041	Column Financial, Inc.		2120 Grand Avenue Parkway	Austin	Travis	78728	Travis	Austin DC III	171,586	Square Feet
1.042	Column Financial, Inc.		9951 Franklin Square Drive	Rossville	Baltimore	21236	Baltimore	Franklin Square II	192,000	Square Feet
1.043	Column Financial, Inc.		2255 High Hill Road	Logan Township	Gloucester	08085	Gloucester	Pureland DC II	217,047	Square Feet
1.044	Column Financial, Inc.		1600 Cottontail Lane	Frankin Township	Somerset	08873	Somerset	Somerset IC	180,402	Square Feet
1.045	Column Financial, Inc.		3737 Rock Quarry	Dallas	Dallas	75211	Dallas	Rock Quarry Building #2	251,100	Square Feet
1.046	Column Financial, Inc.		7621 Energy Parkway	Baltimore	Baltimore	21226	Baltimore	Brandon Woods DC II	222,636	Square Feet
1.047	Column Financial, Inc.		14300 Graham Street	Moreno Valley	Riverside	92553	Riverside	Centerpointe 5	180,043	Square Feet
1.048	Column Financial, Inc.		5404 Industrial Parkway	San Bernardino	San Bernardino	92407	San Bernardino	Industrial Parkway (CA) DC	191,216	Square Feet
1.049	Column Financial, Inc.		12002 Eastgate Boulevard	Mt. Juliet	Wilson	37090	Wilson	Beckwith Farms 2	247,500	Square Feet
1.050	Column Financial, Inc.		595 Perry Road	Plainfield	Hendricks	46168	Hendricks	North Plainfield 2	444,580	Square Feet
1.051	Column Financial, Inc.		909 Whitaker Road	Plainfield	Hendricks	46168	Hendricks	North Plainfield 4	381,493	Square Feet
1.052	Column Financial, Inc.		849 Whitaker Road	Plainfield	Hendricks	46168	Hendricks	North Plainfield 5	381,472	Square Feet
1.053	Column Financial, Inc.		400 Pierce Street	Somerset	Somerset	08873	Somerset	Somerset IC II Building I	157,244	Square Feet
1.054	Column Financial, Inc.		7463 New Ridge Road	Hanover	Baltimore	21076	Baltimore	BWI Commerce Center II	198,369	Square Feet
1.055	Column Financial, Inc.		610 Bridgestone Parkway	Lebanon	Wilson	37090	Wilson	Commerce Farms DC 4	277,500	Square Feet
1.056	Column Financial, Inc.		4001 Olympic Boulevard	Joliet	Will	60431	Will	Rock Run Bldg 6	277,776	Square Feet
1.057	Column Financial, Inc.		365 Marquette Drive	Bolingbrook	Will	60440	Will	Bolingbrook CC Bldg 4	228,480	Square Feet
1.058	Column Financial, Inc.		1020 Davey Road	Woodridge	DuPage	60517	DuPage	Bridge Point 2	119,122	Square Feet
1.059	Column Financial, Inc.		4101 Smith School Road	Austin	Travis	78744	Travis	Burleson BP Bldg 3 (Austin DC I)	108,800	Square Feet
1.060	Column Financial, Inc.		1809 10th Street	Plano	Collin	75074	Collin	10th Street Business Park 2	151,232	Square Feet
1.061	Column Financial, Inc.		575 West Crossroads Parkway	Bolingbrook	Will	60440	Will	Park 55	145,000	Square Feet
1.062	Column Financial, Inc.		2025 West Beltline Road	Carrollton	Dallas	75006	Dallas	Valwood West Industrial A	201,354	Square Feet
1.063	Column Financial, Inc.		8801 Citation Road	Baltimore	Baltimore	21221	Baltimore	Baltimore IC	156,797	Square Feet
1.064	Column Financial, Inc.		330 South Van Brunt Street	Englewood	Bergen	07631	Bergen	Englewood DC	103,000	Square Feet
1.065	Column Financial, Inc.		23650 Brodiaea Avenue	Moreno Valley	Riverside	92553	Riverside	Centerpointe 9	130,002	Square Feet
1.066	Column Financial, Inc.		1207 Bilter Road	Aurora	Kane	60502	Kane	Aurora DC 2	124,897	Square Feet
1.067	Column Financial, Inc.		2456 Lugonia Avenue	Redlands	San Bernardino	92374	San Bernardino	Redlands Industrial Center IB	128,141	Square Feet
1.068	Column Financial, Inc.		625 Pierce Street	Somerset	Somerset	08873	Somerset	Somerset IC II Building II	117,651	Square Feet
1.069	Column Financial, Inc.		2880 East Jurupa Street	Ontario	San Bernardino	91761	San Bernardino	Hofer Ranch TRS Building 3	103,646	Square Feet
1.070	Column Financial, Inc.		7453 Candlewood Road	Hanover	Baltimore	21076	Baltimore	BWI Commerce Center I	128,800	Square Feet
1.071	Column Financial, Inc.		4101 Smith School Road	Austin	Travis	78744	Travis	Burleson BP Bldg 1 (Austin DC I)	108,800	Square Feet
1.072	Column Financial, Inc.		16310 Bratton Lane	Austin	Travis	78728	Travis	Raceway Crossings IC Bldg 3 (Austin DC II)	99,200	Square Feet
1.073	Column Financial, Inc.		921 West Bethel Road Bldg 200	Coppell	Dallas	75019	Dallas	Freeport DC Bldg 2	144,000	Square Feet
1.074	Column Financial, Inc.		5505 Concours Street	Ontario	San Bernardino	91764	San Bernardino	Concours DC	102,878	Square Feet
1.075	Column Financial, Inc.		16310 Bratton Lane	Austin	Travis	78728	Travis	Raceway Crossings IC Bldg 2 (Austin DC II)	99,200	Square Feet
1.076	Column Financial, Inc.		16604 Industrial Lane	Williamsport	Washington	21795	Washington	Hagerstown - Industrial Lane DC	170,858	Square Feet
1.077	Column Financial, Inc.		10335 Argonne Woods Drive	Woodridge	DuPage	60517	DuPage	Maple Point 1	84,960	Square Feet
1.078	Column Financial, Inc.		921 West Bethel Road Bldg 100	Coppell	Dallas	75019	Dallas	Freeport DC Bldg 1	140,000	Square Feet
1.079	Column Financial, Inc.		4501 Auth Place	Suitland	Prince George's	20746	Prince George's	Capital Beltway CC	113,512	Square Feet
1.080	Column Financial, Inc.		23400 Cactus Avenue	Moreno Valley	Riverside	92553	Riverside	Centerpointe Trailer Lot	0	Square Feet
1.081	Column Financial, Inc.		2755 Alft Lane	Elgin	Kane	60124	Kane	Randall Crossing DC	100,294	Square Feet
1.082	Column Financial, Inc.		4101 Smith School Road	Austin	Travis	78744	Travis	Burleson BP Bldg 2 (Austin DC I)	108,800	Square Feet
1.083	Column Financial, Inc.		10330 Argonne Woods Drive	Woodridge	DuPage	60517	DuPage	Maple Point 2	81,583	Square Feet
1.084	Column Financial, Inc.		4733 Trident Court	Halethorpe	Baltimore	21227	Baltimore	Hollins End 6	120,000	Square Feet
1.085	Column Financial, Inc.		921 West Bethel Road Bldg 300	Coppell	Dallas	75019	Dallas	Freeport DC Bldg 3	130,250	Square Feet
1.086	Column Financial, Inc.		2466 Lugonia Avenue	Redlands	San Bernardino	92374	San Bernardino	Redlands Industrial Center II	99,363	Square Feet
1.087	Column Financial, Inc.		4734-4756 Trident Court	Halethorpe	Baltimore	21227	Baltimore	Hollins End 1	120,796	Square Feet
1.088	Column Financial, Inc.		4710-4732 Trident Court	Halethorpe	Baltimore	21227	Baltimore	Hollins End 2	120,312	Square Feet
1.089	Column Financial, Inc.		2029 Westgate Drive	Carrollton	Dallas	75006	Dallas	Valwood West Industrial D	127,620	Square Feet
1.090	Column Financial, Inc.		1450 Mountain View	Redlands	San Bernardino	92374	San Bernardino	Redlands Industrial Center IA	99,580	Square Feet
1.091	Column Financial, Inc.		2045 Westgate Drive	Carrollton	Dallas	75006	Dallas	Valwood West Industrial C	134,266	Square Feet
1.092	Column Financial, Inc.		1801 10th Street	Plano	Collin	75074	Collin	10th Street Business Park 1	100,000	Square Feet
1.093	Column Financial, Inc.		2109 Columbia Park Drive	Edgewood	Harford	21040	Harford	Columbia Park IC	107,070	Square Feet
1.094	Column Financial, Inc.		5375 FAA Boulevard	Irving	Dallas	75061	Dallas	Valley View BC Bldg 2	117,000	Square Feet
1.095	Column Financial, Inc.		5325 FAA Boulevard	Irving	Dallas	75061	Dallas	Valley View BC Bldg 1	91,674	Square Feet
1.096	Column Financial, Inc.		7451 Coca Cola Drive	Baltimore	Baltimore	21075	Baltimore	Crossroads DC III	50,850	Square Feet
1.097	Column Financial, Inc.		44901 Falcon Place	Dulles	Loudoun	20166	Loudoun	Northpointe DC Bldg 1	46,432	Square Feet
1.098	Column Financial, Inc.		2580 Diehl Road	Aurora	DuPage	60502	DuPage	Park 88	65,477	Square Feet
1.099	Column Financial, Inc.		5252 Decatur Boulevard	Indianapolis	Marion	46241	Marion	Ameriplex	119,000	Square Feet

Loan ID #	Originator/Loan Seller	Mortgagor Name	Property Address	City	State	Zip Code	County	Property Name	Size	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)	Companion Loan Mortgage Rate in Effect at Origination (%)	Companion Loan Net Mortgage Rate in Effect at the Cut-off Date (%)
1.100	Column Financial, Inc.		633 East State Highway 121 Bypass	Coppell	Dallas	75019	Dallas	Vista Point South 5	41,223	Square Feet
1.101	Column Financial, Inc.		4715 Trident Court	Halethorpe	Baltimore	21227	Baltimore	Hollins End 5	80,618	Square Feet
1.102	Column Financial, Inc.		44931 Falcon Place	Dulles	Loudoun	20166	Loudoun	Northpointe DC Bldg 2	36,654	Square Feet
1.103	Column Financial, Inc.		645 East State Highway 121 Bypass	Coppell	Dallas	75019	Dallas	Vista Point South 6	36,080	Square Feet
1.104	Column Financial, Inc.		16310 Bratton Lane	Austin	Travis	78728	Travis	Raceway Crossings IC Bldg 1 (Austin DC II)	51,200	Square Feet
1.105	Column Financial, Inc.		621 East State Highway 121 Bypass	Coppell	Dallas	75019	Dallas	Vista Point South 4	37,100	Square Feet
1.106	Column Financial, Inc.		615 East State Highway 121 Bypass	Coppell	Dallas	75019	Dallas	Vista Point South 3	35,580	Square Feet
1.107	Column Financial, Inc.		923 Whitaker Road	Plainfield	Hendricks	46168	Hendricks	North Plainfield 3	123,200	Square Feet
1.108	Column Financial, Inc.		609 East State Highway 121 Bypass	Coppell	Dallas	75019	Dallas	Vista Point South 1	27,770	Square Feet
1.109	Column Financial, Inc.		273 Marquette Drive	Bolingbrook	Will	60440	Will	Bolingbrook VMF	19,314	Square Feet
1.110	Column Financial, Inc.		611 East State Highway 121 Bypass	Coppell	Dallas	75019	Dallas	Vista Point South 2	30,200	Square Feet
1.111	Column Financial, Inc.		4700 Trident Court	Halethorpe	Baltimore	21227	Baltimore	Hollins End 3	44,374	Square Feet
1.112	Column Financial, Inc.		4701 Trident Court	Halethorpe	Baltimore	21227	Baltimore	Hollins End 4	33,600	Square Feet
1.113	Column Financial, Inc.		777 Freeport Parkway	Coppell	Dallas	75019	Dallas	Freeport DC Bldg 6	12,500	Square Feet
1.114	Column Financial, Inc.		777 Freeport Parkway	Coppell	Dallas	75019	Dallas	Freeport DC Bldg 5	13,927	Square Feet
3	Column Financial, Inc.	SCG LH Anderson, L.P.; SCG LH Auburn, L.P.; SCG LH Austin, L.P.; SCG LH Baton Rouge, L.P.; SCG LH Birmingham, L.P.; SCG LH Bowling Green, L.P.; SCG LH Charlotte Matthews, L.P.; SCG LH Chesapeake, L.P.; SCG LH Clarksville, L.P.; SCG LH Colorado Springs, L.P.; SCG LH Columbus, L.P.; SCG LH Corpus Christi, L.P.; SCG LH Cumming, L.P.; SCG LH Dallas Garland, L.P.; SCG LH Decatur, L.P.; SCG LH Denver Aurora, L.P.; SCG LH DFW Airport Lewisville, L.P.; SCG LH Disney Orlando, L.P.; SCG LH Fort Myers, L.P.; SCG LH Greensboro Airport, L.P.; SCG LH Greensboro, L.P.; SCG LH Greenville, L.P.; SCG LH Gulfport Airport, L.P.; SCG LH Gwinnett, L.P.; SCG LH Hattiesburg, L.P.; SCG LH High Point, L.P.; SCG LH Houston 290 Galleria, L.P.; SCG LH Houston Hobby Airport, L.P.; SCG LH Houston IAH Airport, L.P.; SCG LH Houston Westchase, L.P.; SCG LH Jacksonville, L.P.; SCG LH Kannapolis, L.P.; SCG LH Kennesaw, L.P.; SCG LH Marietta East Lake, L.P.; SCG LH Marietta Town Center Mall, L.P.; SCG LH Murfreesboro, L.P.; SCG LH Nashville Madison, L.P.; SCG LH New Orleans Harvey, L.P.; SCG LH New Orleans West Metairie, L.P.; SCG LH Newport News, L.P.; SCG LH Orlando UCF, L.P.; SCG LH Plano, L.P.; SCG LH Prattsville, L.P.; SCG LH Raleigh, L.P.; SCG LH Smyrna, L.P.; SCG LH Snellville, L.P.; SCG LH Stockbridge, L.P.; SCG LH Sugarland Stafford, L.P.; SCG LH Suwanee, L.P.; SCG LH Tuscaloosa, L.P.	Various	Various	Various	Various	Various	Starwood Capital Extended Stay Portfolio	6,106	Rooms	4.01625%	4.00187%	4.01625%	4.00595%
3.01	Column Financial, Inc.		14090 East Evans Avenue	Aurora	Arapahoe	80014	Arapahoe	Crestwood Suites Denver - Aurora	148	Rooms
3.02	Column Financial, Inc.		4409 Hearst Street	Metairie	Jefferson	70001	Jefferson	Sun Suites New Orleans (Metairie)	132	Rooms
3.03	Column Financial, Inc.		1101 Manhattan Boulevard	Harvey	Jefferson	70058	Jefferson	Sun Suites New Orleans (Harvey)	126	Rooms
3.04	Column Financial, Inc.		12485 Gulf Freeway	Houston	Harris	77034	Harris	Sun Suites Hobby (Clearlake)	135	Rooms
3.05	Column Financial, Inc.		200 Russeau Drive	Plano	Collin	75023	Collin	Sun Suites Plano	135	Rooms
3.06	Column Financial, Inc.		3100 West Sam Houston Parkway South	Houston	Harris	77042	Harris	Sun Suites Westchase	127	Rooms
3.07	Column Financial, Inc.		2030 Roswell Road	Marietta	Cobb	30062	Cobb	Crestwood Suites Marietta Roswell Road	125	Rooms
3.08	Column Financial, Inc.		11620 Lebon Lane	Stafford	Fort Bend	77477	Fort Bend	Sun Suites Sugar Land (Stafford)	146	Rooms
3.09	Column Financial, Inc.		3215 Capital Boulevard	Raleigh	Wake	27604	Wake	Sun Suites Raleigh	137	Rooms
3.10	Column Financial, Inc.		12010 Kuykendahl Road	Houston	Harris	77067	Harris	Sun Suites Intercontinental Greenspoint	135	Rooms
3.11	Column Financial, Inc.		665 Myatt Drive	Madison	Davidson	37115	Davidson	Crestwood Suites Nashville Madison	137	Rooms
3.12	Column Financial, Inc.		555 Lake Center Parkway	Cumming	Forsyth	30040	Forsyth	Sun Suites Cumming	127	Rooms
3.13	Column Financial, Inc.		1345 Old Fort Parkway	Murfreesboro	Rutherford	37129	Rutherford	Crestwood Suites Murfreesboro	136	Rooms
3.14	Column Financial, Inc.		3000 Highlands Parkway	Smyrna	Cobb	30082	Cobb	Sun Suites Smyrna	125	Rooms
3.15	Column Financial, Inc.		10477 Metric Drive	Dallas	Dallas	75243	Dallas	Sun Suites Dallas - Garland	135	Rooms
3.16	Column Financial, Inc.		324 East Corporate Drive	Lewisville	Denton	75067	Denton	Sun Suites DFW Airport - Lewisville	135	Rooms
3.17	Column Financial, Inc.		8530 East Independence Boulevard	Charlotte	Mecklenburg	28227	Mecklenburg	Sun Suites Charlotte - Matthews	140	Rooms
3.18	Column Financial, Inc.		8010 Presidents Drive	Orlando	Orange	32809	Orange	Crestwood Suites Disney Orlando	144	Rooms
3.19	Column Financial, Inc.		11424 University Boulevard	Orlando	Orange	32817	Orange	Crestwood Suites Orlando UCF	134	Rooms
3.20	Column Financial, Inc.		1784 Presidential Circle	Snellville	Gwinnett	30078	Gwinnett	Crestwood Suites Snellville	130	Rooms
3.21	Column Financial, Inc.		95 Celebration Drive	Suwanee	Gwinnett	30024	Gwinnett	Sun Suites Suwanee	127	Rooms
3.22	Column Financial, Inc.		3200 Cloverleaf Parkway	Kannapolis	Cabarrus	28083	Cabarrus	Home Towne Suites Kannapolis	80	Rooms
3.23	Column Financial, Inc.		5142 Oakhurst Drive	Corpus Christi	Nueces	78411	Nueces	Sun Suites Corpus Christi	135	Rooms
3.24	Column Financial, Inc.		1650 Veterans Memorial Parkway	Tuscaloosa	Tuscaloosa	35404	Tuscaloosa	Home Towne Suites Tuscaloosa	124	Rooms
3.25	Column Financial, Inc.		8555 Baymeadows Way	Jacksonville	Duval	32256	Duval	Sun Suites Jacksonville	135	Rooms
3.26	Column Financial, Inc.		1520 Crossways Boulevard	Chesapeake	Chesapeake	23320	Chesapeake	Sun Suites Chesapeake	135	Rooms
3.27	Column Financial, Inc.		7071 Lakeridge Court Southwest	Fort Myers	Lee	33907	Lee	Crestwood Suites Fort Myers	137	Rooms
3.28	Column Financial, Inc.		501 Americhase Drive	Greensboro	Guilford	27409	Guilford	Crestwood Suites Greensboro Airport	137	Rooms
3.29	Column Financial, Inc.		12989 Research Boulevard	Austin	Williamson	78750	Williamson	Crestwood Suites Austin	151	Rooms
3.30	Column Financial, Inc.		3720 Steve Reynolds Boulevard	Duluth	Gwinnett	30096	Gwinnett	Sun Suites Gwinnett	102	Rooms
3.31	Column Financial, Inc.		2353 Barrett Creek Parkway	Marietta	Cobb	30066	Cobb	Crestwood Suites Marietta - Town Center Mall	133	Rooms
3.32	Column Financial, Inc.		5222 South Sherwood Forest Boulevard	Baton Rouge	East Baton Rouge	70816	East Baton Rouge	Crestwood Suites Baton Rouge	137	Rooms
3.33	Column Financial, Inc.		6040 Knology Way	Columbus	Muscogee	31909	Muscogee	Home Towne Suites Columbus	78	Rooms
3.34	Column Financial, Inc.		12925 Northwest Freeway	Houston	Harris	77040	Harris	Crestwood Suites NW Houston	146	Rooms
3.35	Column Financial, Inc.		1188 Commerce Drive	Auburn	Lee	36830	Lee	Home Towne Suites Auburn	64	Rooms
3.36	Column Financial, Inc.		2235 Mount Zion Parkway	Morrow	Clayton	30260	Clayton	Sun Suites Stockbridge	126	Rooms
3.37	Column Financial, Inc.		151 Civic Center Boulevard	Anderson	Anderson	29625	Anderson	Home Towne Suites Anderson	80	Rooms
3.38	Column Financial, Inc.		6210 Corporate Drive	Colorado Springs	El Paso	80919	El Paso	Crestwood Suites Colorado Springs	147	Rooms
3.39	Column Financial, Inc.		688 Summit Parkway	Prattville	Autauga	36066	Autauga	Home Towne Suites Prattville	64	Rooms
3.40	Column Financial, Inc.		2680 North Main Street	High Point	Guilford	27265	Guilford	Crestwood Suites High Point	137	Rooms
3.41	Column Financial, Inc.		424 Commons Drive	Birmingham	Jefferson	35209	Jefferson	Sun Suites Birmingham	135	Rooms
3.42	Column Financial, Inc.		3174 Barrett Lakes Boulevard	Kennesaw	Cobb	30144	Cobb	Sun Suites Kennesaw Town Center	105	Rooms
3.43	Column Financial, Inc.		1200 Lanada Road	Greensboro	Guilford	27407	Guilford	Sun Suites Greensboro	133	Rooms
3.44	Column Financial, Inc.		2111 West Arlington Boulevard	Greenville	Pitt	27834	Pitt	Home Towne Suites Greenville	70	Rooms
3.45	Column Financial, Inc.		121 West Park Drive	Hattiesburg	Lamar	39402	Lamar	Sun Suites Hattiesburg	116	Rooms
3.46	Column Financial, Inc.		2125 Jameson Place Southwest	Decatur	Morgan	35603	Morgan	Home Towne Suites Decatur	70	Rooms
3.47	Column Financial, Inc.		1929 Mel Browning Street	Bowling Green	Warren	42104	Warren	Home Towne Suites Bowling Green	106	Rooms
3.48	Column Financial, Inc.		9145 Highway 49	Gulfport	Harrison	39503	Harrison	Sun Suites Gulfport Airport	128	Rooms
3.49	Column Financial, Inc.		11 Old Oyster Point Road	Newport News	Newport News	23602	Newport News	Crestwood Suites Newport News	109	Rooms
3.50	Column Financial, Inc.		129 Westfield Court	Clarksville	Montgomery	37040	Montgomery	Home Towne Suites Clarksville	70	Rooms
7	Column Financial, Inc.	Claypool Court, LLC	110 West Washington Street	Indianapolis	Marion	46204	Marion	Embassy Suites and Claypool Court	360	Rooms	4.1290%	4.1146%
8	Column Financial, Inc.	Glen Rock Landing, LLC	2428 Corning Avenue	Fort Washington	Prince George's	20744	Prince George's	Rosecroft Mews Apartments	304	Units	4.8600%	4.8456%
11	Column Financial, Inc.	TPG LA Commerce, LLC	5757 Telegraph Road	Commerce	Los Angeles	90040	Los Angeles	DoubleTree Commerce	201	Rooms	4.5500%	4.4856%
13	Column Financial, Inc.	Windwood Oaks Tampa Apartments, Ltd.	202 Windwood Oaks Drive	Tampa	Hillsborough	33613	Hillsborough	Windwood Oaks Apartments	352	Units	4.8500%	4.8356%
18	Column Financial, Inc.	Ivy Ridge Residences LP	2650 Bentley Road Southeast	Marietta	Cobb	30067	Cobb	Ivy Ridge Apartments	207	Units	4.8400%	4.8256%
24	Column Financial, Inc.	DR Spokane City Center LLC	322 North Spokane Falls Court	Spokane	Spokane	99201	Spokane	DoubleTree Spokane	375	Rooms	3.5500%	3.5356%
30	Column Financial, Inc.	Waubuck Seba Partners, LLC	950 County Road QQ	Waupaca	Waupaca	54981	Waupaca	Park Vista Waupaca	94	Units	4.7100%	4.6956%
31	Column Financial, Inc.	2540 Center W Parkway Hotel, LLC	2540 Center West Parkway	Augusta	Richmond	30909	Richmond	Staybridge Suites Augusta	92	Rooms	4.8900%	4.8756%
32	Column Financial, Inc.	Northville Green Associates, LLC	693 Lombard Road	Red Lion	York	17356	York	Cape Horn Square	118,213	Square Feet	4.9100%	4.8456%
35	Column Financial, Inc.	Arthur Square LLC	1501 Poole Avenue	Port Arthur	Jefferson	77642	Jefferson	Arthur Square	226	Units	4.7600%	4.7456%
37	Column Financial, Inc.	Magdim Lantern LLC	2909 Lynndhurst Drive	Indianapolis	Morgan	46421	Morgan	Lantern Estates MHP	220	Pads	5.0100%	4.9956%
39	Column Financial, Inc.	MCP Clemson Owner, LLC	201 and 203 Pine Street	Clemson	Pickens	29631	Pickens	Pineherst Apartments	96	Beds	4.6600%	4.6456%
44	Column Financial, Inc.	Cypress Gardens MHP, LLC	4650 East Lake Mead Boulevard	Las Vegas	Clark	89115	Clark	Cypress Gardens MHC	131	Pads	4.6680%	4.6536%
49	Column Financial, Inc.	Magnolia Ridge, LLC	2616 West Orangethorpe Avenue	Fullerton	Orange	92833	Orange	Magnolia Lane MHC	48	Pads	4.7300%	4.7156%
59	Column Financial, Inc.	Woodland MHC LLC	39100 Northwest Pacific Highway	Woodland	Clark	98674	Clark	Woodland MHC/RV Resort	66	Pads	4.8300%	4.8156%

Loan ID #	Originator/Loan Seller	Mortgagor Name	Original Principal Balance	Cut-off Principal Balance	Original Term	Remaining Term	Maturity/ARD Date	Amortiziation Term	Remaining Amortization Term for Balloon Loans	Companion Loan Cut-off Principal Balance	Companion Loan Original Term	Companion Loan Remaining Term	Companion Loan Maturity/ARD Date	Companion Loan Amortiziation Term	Companion Loan Remaining Amortization Term for Balloon Loans
1	Column Financial, Inc.	Western Baltimore - Brandon Woods I, LLC, Western A West CA, LLC, Western A South TX, LLC, Western Hagerstown Distribution Center, LLC, Western Upper Marlboro Distribution Center, LLC, Western Hagerstown - Industrial Lane DC, LLC, Western A Midwest IL, LLC, Western Crossroads DC, LLC, Western BWI Commerce Center, LLC, Western A Midwest IN, LLC, Western Hollins End Industrial Park, LLC, Western BWI Commerce Center II, LLC, Western Brandon Woods DC II, LLC, Western Columbia Park IC, LLC, Western Baltimore IC, LLC, Western Somerset IC II, LLC, Western Somerset Industrial Center, LLC, Western A East VA, LLC, Western Center Square DC, LLC, Western Pureland DC I, LLC, Western Pureland DC II, LLC, Western Washington (DC) Corporate Center, LLC, Western Englewood DC, LLC, Western Clifton DC, LLC, Western A South CO, LLC, Western A Midwest TN, LLC, Western A East VA II, LLC, Western Waterfront DC, LLC, Western Landover DC, LLC, Western Capital Beltway CC, LLC, Western I-95 DC, LLC, Western Franklin Square IC I, LLC, Western Franklin Square IC II, LLC	$87,100,000	$87,100,000	120	117	11/6/2025	0	0	$550,500,000	120	117	11/6/2025	0	0
1.001	Column Financial, Inc.		$5,193,356	$5,193,356
1.002	Column Financial, Inc.		$4,499,454	$4,499,454
1.003	Column Financial, Inc.		$2,557,401	$2,557,401
1.004	Column Financial, Inc.		$2,247,545	$2,247,545
1.005	Column Financial, Inc.		$2,243,181	$2,243,181
1.006	Column Financial, Inc.		$2,116,620	$2,116,620
1.007	Column Financial, Inc.		$2,007,516	$2,007,516
1.008	Column Financial, Inc.		$1,963,874	$1,963,874
1.009	Column Financial, Inc.		$1,915,868	$1,915,868
1.010	Column Financial, Inc.		$1,889,683	$1,889,683
1.011	Column Financial, Inc.		$1,763,123	$1,763,123
1.012	Column Financial, Inc.		$1,728,209	$1,728,209
1.013	Column Financial, Inc.		$1,680,203	$1,680,203
1.014	Column Financial, Inc.		$1,461,995	$1,461,995
1.015	Column Financial, Inc.		$1,278,700	$1,278,700
1.016	Column Financial, Inc.		$1,256,879	$1,256,879
1.017	Column Financial, Inc.		$1,213,238	$1,213,238
1.018	Column Financial, Inc.		$1,213,238	$1,213,238
1.019	Column Financial, Inc.		$1,130,319	$1,130,319
1.020	Column Financial, Inc.		$1,117,226	$1,117,226
1.021	Column Financial, Inc.		$1,069,220	$1,069,220
1.022	Column Financial, Inc.		$1,016,850	$1,016,850
1.023	Column Financial, Inc.		$981,937	$981,937
1.024	Column Financial, Inc.		$960,116	$960,116
1.025	Column Financial, Inc.		$955,752	$955,752
1.026	Column Financial, Inc.		$920,839	$920,839
1.027	Column Financial, Inc.		$894,654	$894,654
1.028	Column Financial, Inc.		$881,561	$881,561
1.029	Column Financial, Inc.		$851,012	$851,012
1.030	Column Financial, Inc.		$851,012	$851,012
1.031	Column Financial, Inc.		$842,284	$842,284
1.032	Column Financial, Inc.		$833,555	$833,555
1.033	Column Financial, Inc.		$829,191	$829,191
1.034	Column Financial, Inc.		$803,006	$803,006
1.035	Column Financial, Inc.		$789,914	$789,914
1.036	Column Financial, Inc.		$781,186	$781,186
1.037	Column Financial, Inc.		$776,821	$776,821
1.038	Column Financial, Inc.		$776,821	$776,821
1.039	Column Financial, Inc.		$746,272	$746,272
1.040	Column Financial, Inc.		$724,451	$724,451
1.041	Column Financial, Inc.		$676,446	$676,446
1.042	Column Financial, Inc.		$676,446	$676,446
1.043	Column Financial, Inc.		$658,989	$658,989
1.044	Column Financial, Inc.		$654,625	$654,625
1.045	Column Financial, Inc.		$650,260	$650,260
1.046	Column Financial, Inc.		$650,260	$650,260
1.047	Column Financial, Inc.		$650,260	$650,260
1.048	Column Financial, Inc.		$645,896	$645,896
1.049	Column Financial, Inc.		$641,532	$641,532
1.050	Column Financial, Inc.		$632,804	$632,804
1.051	Column Financial, Inc.		$615,347	$615,347
1.052	Column Financial, Inc.		$615,347	$615,347
1.053	Column Financial, Inc.		$610,983	$610,983
1.054	Column Financial, Inc.		$606,619	$606,619
1.055	Column Financial, Inc.		$589,162	$589,162
1.056	Column Financial, Inc.		$580,434	$580,434
1.057	Column Financial, Inc.		$545,521	$545,521
1.058	Column Financial, Inc.		$532,428	$532,428
1.059	Column Financial, Inc.		$528,064	$528,064
1.060	Column Financial, Inc.		$514,971	$514,971
1.061	Column Financial, Inc.		$510,607	$510,607
1.062	Column Financial, Inc.		$501,879	$501,879
1.063	Column Financial, Inc.		$488,786	$488,786
1.064	Column Financial, Inc.		$453,873	$453,873
1.065	Column Financial, Inc.		$453,873	$453,873
1.066	Column Financial, Inc.		$449,509	$449,509
1.067	Column Financial, Inc.		$436,417	$436,417
1.068	Column Financial, Inc.		$432,052	$432,052
1.069	Column Financial, Inc.		$423,324	$423,324
1.070	Column Financial, Inc.		$414,596	$414,596
1.071	Column Financial, Inc.		$414,596	$414,596
1.072	Column Financial, Inc.		$414,596	$414,596
1.073	Column Financial, Inc.		$414,596	$414,596
1.074	Column Financial, Inc.		$410,231	$410,231
1.075	Column Financial, Inc.		$405,867	$405,867
1.076	Column Financial, Inc.		$401,503	$401,503
1.077	Column Financial, Inc.		$401,503	$401,503
1.078	Column Financial, Inc.		$397,139	$397,139
1.079	Column Financial, Inc.		$392,775	$392,775
1.080	Column Financial, Inc.		$384,046	$384,046
1.081	Column Financial, Inc.		$379,682	$379,682
1.082	Column Financial, Inc.		$370,954	$370,954
1.083	Column Financial, Inc.		$357,862	$357,862
1.084	Column Financial, Inc.		$357,862	$357,862
1.085	Column Financial, Inc.		$349,133	$349,133
1.086	Column Financial, Inc.		$344,769	$344,769
1.087	Column Financial, Inc.		$336,041	$336,041
1.088	Column Financial, Inc.		$336,041	$336,041
1.089	Column Financial, Inc.		$331,677	$331,677
1.090	Column Financial, Inc.		$331,677	$331,677
1.091	Column Financial, Inc.		$327,312	$327,312
1.092	Column Financial, Inc.		$327,312	$327,312
1.093	Column Financial, Inc.		$292,399	$292,399
1.094	Column Financial, Inc.		$292,399	$292,399
1.095	Column Financial, Inc.		$279,307	$279,307
1.096	Column Financial, Inc.		$270,578	$270,578
1.097	Column Financial, Inc.		$257,486	$257,486
1.098	Column Financial, Inc.		$244,393	$244,393
1.099	Column Financial, Inc.		$244,393	$244,393

Loan ID #	Originator/Loan Seller	Mortgagor Name	Original Principal Balance	Cut-off Principal Balance	Original Term	Remaining Term	Maturity/ARD Date	Amortiziation Term	Remaining Amortization Term for Balloon Loans	Companion Loan Cut-off Principal Balance	Companion Loan Original Term	Companion Loan Remaining Term	Companion Loan Maturity/ARD Date	Companion Loan Amortiziation Term	Companion Loan Remaining Amortization Term for Balloon Loans
1.100	Column Financial, Inc.		$240,029	$240,029
1.101	Column Financial, Inc.		$226,937	$226,937
1.102	Column Financial, Inc.		$222,572	$222,572
1.103	Column Financial, Inc.		$209,480	$209,480
1.104	Column Financial, Inc.		$209,480	$209,480
1.105	Column Financial, Inc.		$196,387	$196,387
1.106	Column Financial, Inc.		$192,023	$192,023
1.107	Column Financial, Inc.		$174,567	$174,567
1.108	Column Financial, Inc.		$161,474	$161,474
1.109	Column Financial, Inc.		$152,746	$152,746
1.110	Column Financial, Inc.		$135,289	$135,289
1.111	Column Financial, Inc.		$126,561	$126,561
1.112	Column Financial, Inc.		$96,012	$96,012
1.113	Column Financial, Inc.		$43,642	$43,642
1.114	Column Financial, Inc.		$39,277	$39,277
3	Column Financial, Inc.	SCG LH Anderson, L.P.; SCG LH Auburn, L.P.; SCG LH Austin, L.P.; SCG LH Baton Rouge, L.P.; SCG LH Birmingham, L.P.; SCG LH Bowling Green, L.P.; SCG LH Charlotte Matthews, L.P.; SCG LH Chesapeake, L.P.; SCG LH Clarksville, L.P.; SCG LH Colorado Springs, L.P.; SCG LH Columbus, L.P.; SCG LH Corpus Christi, L.P.; SCG LH Cumming, L.P.; SCG LH Dallas Garland, L.P.; SCG LH Decatur, L.P.; SCG LH Denver Aurora, L.P.; SCG LH DFW Airport Lewisville, L.P.; SCG LH Disney Orlando, L.P.; SCG LH Fort Myers, L.P.; SCG LH Greensboro Airport, L.P.; SCG LH Greensboro, L.P.; SCG LH Greenville, L.P.; SCG LH Gulfport Airport, L.P.; SCG LH Gwinnett, L.P.; SCG LH Hattiesburg, L.P.; SCG LH High Point, L.P.; SCG LH Houston 290 Galleria, L.P.; SCG LH Houston Hobby Airport, L.P.; SCG LH Houston IAH Airport, L.P.; SCG LH Houston Westchase, L.P.; SCG LH Jacksonville, L.P.; SCG LH Kannapolis, L.P.; SCG LH Kennesaw, L.P.; SCG LH Marietta East Lake, L.P.; SCG LH Marietta Town Center Mall, L.P.; SCG LH Murfreesboro, L.P.; SCG LH Nashville Madison, L.P.; SCG LH New Orleans Harvey, L.P.; SCG LH New Orleans West Metairie, L.P.; SCG LH Newport News, L.P.; SCG LH Orlando UCF, L.P.; SCG LH Plano, L.P.; SCG LH Prattsville, L.P.; SCG LH Raleigh, L.P.; SCG LH Smyrna, L.P.; SCG LH Snellville, L.P.; SCG LH Stockbridge, L.P.; SCG LH Sugarland Stafford, L.P.; SCG LH Suwanee, L.P.; SCG LH Tuscaloosa, L.P.	$75,000,000	$75,000,000	60	53	7/6/2020	360	360	$125,000,000	60	53	7/6/2020	360	360
3.01	Column Financial, Inc.		$3,305,169	$3,305,169
3.02	Column Financial, Inc.		$3,081,511	$3,081,511
3.03	Column Financial, Inc.		$2,783,300	$2,783,300
3.04	Column Financial, Inc.		$2,683,897	$2,683,897
3.05	Column Financial, Inc.		$2,584,493	$2,584,493
3.06	Column Financial, Inc.		$2,559,642	$2,559,642
3.07	Column Financial, Inc.		$2,211,730	$2,211,730
3.08	Column Financial, Inc.		$2,087,475	$2,087,475
3.09	Column Financial, Inc.		$1,988,072	$1,988,072
3.10	Column Financial, Inc.		$1,988,072	$1,988,072
3.11	Column Financial, Inc.		$1,963,221	$1,963,221
3.12	Column Financial, Inc.		$1,963,221	$1,963,221
3.13	Column Financial, Inc.		$1,838,966	$1,838,966
3.14	Column Financial, Inc.		$1,764,414	$1,764,414
3.15	Column Financial, Inc.		$1,764,414	$1,764,414
3.16	Column Financial, Inc.		$1,764,414	$1,764,414
3.17	Column Financial, Inc.		$1,714,712	$1,714,712
3.18	Column Financial, Inc.		$1,689,861	$1,689,861
3.19	Column Financial, Inc.		$1,689,861	$1,689,861
3.20	Column Financial, Inc.		$1,665,010	$1,665,010
3.21	Column Financial, Inc.		$1,640,159	$1,640,159
3.22	Column Financial, Inc.		$1,640,159	$1,640,159
3.23	Column Financial, Inc.		$1,466,203	$1,466,203
3.24	Column Financial, Inc.		$1,466,203	$1,466,203
3.25	Column Financial, Inc.		$1,441,352	$1,441,352
3.26	Column Financial, Inc.		$1,441,352	$1,441,352
3.27	Column Financial, Inc.		$1,416,501	$1,416,501
3.28	Column Financial, Inc.		$1,416,501	$1,416,501
3.29	Column Financial, Inc.		$1,366,799	$1,366,799
3.30	Column Financial, Inc.		$1,366,799	$1,366,799
3.31	Column Financial, Inc.		$1,317,097	$1,317,097
3.32	Column Financial, Inc.		$1,267,396	$1,267,396
3.33	Column Financial, Inc.		$1,217,694	$1,217,694
3.34	Column Financial, Inc.		$1,192,843	$1,192,843
3.35	Column Financial, Inc.		$1,192,843	$1,192,843
3.36	Column Financial, Inc.		$1,118,290	$1,118,290
3.37	Column Financial, Inc.		$1,043,738	$1,043,738
3.38	Column Financial, Inc.		$1,018,887	$1,018,887
3.39	Column Financial, Inc.		$969,185	$969,185
3.40	Column Financial, Inc.		$869,781	$869,781
3.41	Column Financial, Inc.		$844,930	$844,930
3.42	Column Financial, Inc.		$844,930	$844,930
3.43	Column Financial, Inc.		$820,080	$820,080
3.44	Column Financial, Inc.		$670,974	$670,974
3.45	Column Financial, Inc.		$571,571	$571,571
3.46	Column Financial, Inc.		$521,869	$521,869
3.47	Column Financial, Inc.		$521,869	$521,869
3.48	Column Financial, Inc.		$447,316	$447,316
3.49	Column Financial, Inc.		$397,614	$397,614
3.50	Column Financial, Inc.		$397,614	$397,614
7	Column Financial, Inc.	Claypool Court, LLC	$30,000,000	$30,000,000	120	116	10/6/2025	360	360
8	Column Financial, Inc.	Glen Rock Landing, LLC	$27,865,000	$27,865,000	120	115	9/6/2025	360	360
11	Column Financial, Inc.	TPG LA Commerce, LLC	$21,600,000	$21,600,000	84	81	11/6/2022	360	360
13	Column Financial, Inc.	Windwood Oaks Tampa Apartments, Ltd.	$18,750,000	$18,750,000	120	117	11/6/2025	360	360
18	Column Financial, Inc.	Ivy Ridge Residences LP	$14,765,000	$14,765,000	60	54	8/6/2020	360	360
24	Column Financial, Inc.	DR Spokane City Center LLC	$12,000,000	$12,000,000	60	56	10/6/2020	0	0
30	Column Financial, Inc.	Waubuck Seba Partners, LLC	$9,350,000	$9,306,002	120	116	10/6/2025	360	356
31	Column Financial, Inc.	2540 Center W Parkway Hotel, LLC	$9,000,000	$8,881,476	120	112	6/6/2025	300	292
32	Column Financial, Inc.	Northville Green Associates, LLC	$8,000,000	$7,972,742	120	117	11/6/2025	360	357
35	Column Financial, Inc.	Arthur Square LLC	$6,737,300	$6,737,300	120	115	9/6/2025	360	360
37	Column Financial, Inc.	Magdim Lantern LLC	$6,500,000	$6,500,000	120	117	11/6/2025	360	360
39	Column Financial, Inc.	MCP Clemson Owner, LLC	$6,130,000	$6,130,000	120	117	11/6/2025	360	360
44	Column Financial, Inc.	Cypress Gardens MHP, LLC	$5,000,000	$5,000,000	120	116	10/6/2025	360	360
49	Column Financial, Inc.	Magnolia Ridge, LLC	$4,400,000	$4,384,422	120	117	11/6/2025	360	357
59	Column Financial, Inc.	Woodland MHC LLC	$1,825,000	$1,816,632	120	116	10/6/2025	360	356

Loan ID #	Originator/Loan Seller	Mortgagor Name	Monthly Payment	Serviced Whole Loan	Servicing Fee Rate	Subservicing Fee	Accrual Type	ARD Loan (Y/N)	Revised Rate (%)	Title Type	Crossed Collateralized Loan	Cross Defaulted Loan	Guarantor
1	Column Financial, Inc.	Western Baltimore - Brandon Woods I, LLC, Western A West CA, LLC, Western A South TX, LLC, Western Hagerstown Distribution Center, LLC, Western Upper Marlboro Distribution Center, LLC, Western Hagerstown - Industrial Lane DC, LLC, Western A Midwest IL, LLC, Western Crossroads DC, LLC, Western BWI Commerce Center, LLC, Western A Midwest IN, LLC, Western Hollins End Industrial Park, LLC, Western BWI Commerce Center II, LLC, Western Brandon Woods DC II, LLC, Western Columbia Park IC, LLC, Western Baltimore IC, LLC, Western Somerset IC II, LLC, Western Somerset Industrial Center, LLC, Western A East VA, LLC, Western Center Square DC, LLC, Western Pureland DC I, LLC, Western Pureland DC II, LLC, Western Washington (DC) Corporate Center, LLC, Western Englewood DC, LLC, Western Clifton DC, LLC, Western A South CO, LLC, Western A Midwest TN, LLC, Western A East VA II, LLC, Western Waterfront DC, LLC, Western Landover DC, LLC, Western Capital Beltway CC, LLC, Western I-95 DC, LLC, Western Franklin Square IC I, LLC, Western Franklin Square IC II, LLC	$304,957.12	NAP	0.00250%	0.00125%	Actual/360	No	0.00000%	Fee	No	No	Western A Midwest, LLC,Western A South, LLC,Western A West, LLC,Western A East, LLC,Western B Southeast, LLC,Western B Northwest, LLC,Western B South, LLC,Western B West, LLC,Western B East, LLC,Western C REIT, LLC,Western C NR, LLC
1.001	Column Financial, Inc.									Fee
1.002	Column Financial, Inc.									Fee
1.003	Column Financial, Inc.									Fee
1.004	Column Financial, Inc.									Fee
1.005	Column Financial, Inc.									Fee
1.006	Column Financial, Inc.									Fee
1.007	Column Financial, Inc.									Fee
1.008	Column Financial, Inc.									Fee
1.009	Column Financial, Inc.									Fee
1.010	Column Financial, Inc.									Fee
1.011	Column Financial, Inc.									Fee
1.012	Column Financial, Inc.									Fee
1.013	Column Financial, Inc.									Fee
1.014	Column Financial, Inc.									Fee
1.015	Column Financial, Inc.									Fee
1.016	Column Financial, Inc.									Fee
1.017	Column Financial, Inc.									Fee
1.018	Column Financial, Inc.									Fee
1.019	Column Financial, Inc.									Fee
1.020	Column Financial, Inc.									Fee
1.021	Column Financial, Inc.									Fee
1.022	Column Financial, Inc.									Fee
1.023	Column Financial, Inc.									Fee
1.024	Column Financial, Inc.									Fee
1.025	Column Financial, Inc.									Fee
1.026	Column Financial, Inc.									Fee
1.027	Column Financial, Inc.									Fee
1.028	Column Financial, Inc.									Fee
1.029	Column Financial, Inc.									Fee
1.030	Column Financial, Inc.									Fee
1.031	Column Financial, Inc.									Fee
1.032	Column Financial, Inc.									Fee
1.033	Column Financial, Inc.									Fee
1.034	Column Financial, Inc.									Fee
1.035	Column Financial, Inc.									Fee
1.036	Column Financial, Inc.									Fee
1.037	Column Financial, Inc.									Fee
1.038	Column Financial, Inc.									Fee
1.039	Column Financial, Inc.									Fee
1.040	Column Financial, Inc.									Fee
1.041	Column Financial, Inc.									Fee
1.042	Column Financial, Inc.									Fee
1.043	Column Financial, Inc.									Fee
1.044	Column Financial, Inc.									Fee
1.045	Column Financial, Inc.									Fee
1.046	Column Financial, Inc.									Fee
1.047	Column Financial, Inc.									Fee
1.048	Column Financial, Inc.									Fee
1.049	Column Financial, Inc.									Fee
1.050	Column Financial, Inc.									Fee
1.051	Column Financial, Inc.									Fee
1.052	Column Financial, Inc.									Fee
1.053	Column Financial, Inc.									Fee
1.054	Column Financial, Inc.									Fee
1.055	Column Financial, Inc.									Fee
1.056	Column Financial, Inc.									Fee
1.057	Column Financial, Inc.									Fee
1.058	Column Financial, Inc.									Fee
1.059	Column Financial, Inc.									Fee
1.060	Column Financial, Inc.									Fee
1.061	Column Financial, Inc.									Fee
1.062	Column Financial, Inc.									Fee
1.063	Column Financial, Inc.									Fee
1.064	Column Financial, Inc.									Fee
1.065	Column Financial, Inc.									Fee
1.066	Column Financial, Inc.									Fee
1.067	Column Financial, Inc.									Fee
1.068	Column Financial, Inc.									Fee
1.069	Column Financial, Inc.									Fee
1.070	Column Financial, Inc.									Fee
1.071	Column Financial, Inc.									Fee
1.072	Column Financial, Inc.									Fee
1.073	Column Financial, Inc.									Fee
1.074	Column Financial, Inc.									Fee
1.075	Column Financial, Inc.									Fee
1.076	Column Financial, Inc.									Fee
1.077	Column Financial, Inc.									Fee
1.078	Column Financial, Inc.									Fee
1.079	Column Financial, Inc.									Fee
1.080	Column Financial, Inc.									Fee
1.081	Column Financial, Inc.									Fee
1.082	Column Financial, Inc.									Fee
1.083	Column Financial, Inc.									Fee
1.084	Column Financial, Inc.									Fee
1.085	Column Financial, Inc.									Fee
1.086	Column Financial, Inc.									Fee
1.087	Column Financial, Inc.									Fee
1.088	Column Financial, Inc.									Fee
1.089	Column Financial, Inc.									Fee
1.090	Column Financial, Inc.									Fee
1.091	Column Financial, Inc.									Fee
1.092	Column Financial, Inc.									Fee
1.093	Column Financial, Inc.									Fee
1.094	Column Financial, Inc.									Fee
1.095	Column Financial, Inc.									Fee
1.096	Column Financial, Inc.									Fee
1.097	Column Financial, Inc.									Fee
1.098	Column Financial, Inc.									Fee
1.099	Column Financial, Inc.									Fee

Loan ID #	Originator/Loan Seller	Mortgagor Name	Monthly Payment	Serviced Whole Loan	Servicing Fee Rate	Subservicing Fee	Accrual Type	ARD Loan (Y/N)	Revised Rate (%)	Title Type	Crossed Collateralized Loan	Cross Defaulted Loan	Guarantor
1.100	Column Financial, Inc.									Fee
1.101	Column Financial, Inc.									Fee
1.102	Column Financial, Inc.									Fee
1.103	Column Financial, Inc.									Fee
1.104	Column Financial, Inc.									Fee
1.105	Column Financial, Inc.									Fee
1.106	Column Financial, Inc.									Fee
1.107	Column Financial, Inc.									Fee
1.108	Column Financial, Inc.									Fee
1.109	Column Financial, Inc.									Fee
1.110	Column Financial, Inc.									Fee
1.111	Column Financial, Inc.									Fee
1.112	Column Financial, Inc.									Fee
1.113	Column Financial, Inc.									Fee
1.114	Column Financial, Inc.									Fee
3	Column Financial, Inc.	SCG LH Anderson, L.P.; SCG LH Auburn, L.P.; SCG LH Austin, L.P.; SCG LH Baton Rouge, L.P.; SCG LH Birmingham, L.P.; SCG LH Bowling Green, L.P.; SCG LH Charlotte Matthews, L.P.; SCG LH Chesapeake, L.P.; SCG LH Clarksville, L.P.; SCG LH Colorado Springs, L.P.; SCG LH Columbus, L.P.; SCG LH Corpus Christi, L.P.; SCG LH Cumming, L.P.; SCG LH Dallas Garland, L.P.; SCG LH Decatur, L.P.; SCG LH Denver Aurora, L.P.; SCG LH DFW Airport Lewisville, L.P.; SCG LH Disney Orlando, L.P.; SCG LH Fort Myers, L.P.; SCG LH Greensboro Airport, L.P.; SCG LH Greensboro, L.P.; SCG LH Greenville, L.P.; SCG LH Gulfport Airport, L.P.; SCG LH Gwinnett, L.P.; SCG LH Hattiesburg, L.P.; SCG LH High Point, L.P.; SCG LH Houston 290 Galleria, L.P.; SCG LH Houston Hobby Airport, L.P.; SCG LH Houston IAH Airport, L.P.; SCG LH Houston Westchase, L.P.; SCG LH Jacksonville, L.P.; SCG LH Kannapolis, L.P.; SCG LH Kennesaw, L.P.; SCG LH Marietta East Lake, L.P.; SCG LH Marietta Town Center Mall, L.P.; SCG LH Murfreesboro, L.P.; SCG LH Nashville Madison, L.P.; SCG LH New Orleans Harvey, L.P.; SCG LH New Orleans West Metairie, L.P.; SCG LH Newport News, L.P.; SCG LH Orlando UCF, L.P.; SCG LH Plano, L.P.; SCG LH Prattsville, L.P.; SCG LH Raleigh, L.P.; SCG LH Smyrna, L.P.; SCG LH Snellville, L.P.; SCG LH Stockbridge, L.P.; SCG LH Sugarland Stafford, L.P.; SCG LH Suwanee, L.P.; SCG LH Tuscaloosa, L.P.	$254,501.95	No	0.00250%	0.00250%	Actual/360	No	0.00000%	Fee	No	No	SOF-IX U.S. Holdings, L.P.
3.01	Column Financial, Inc.									Fee
3.02	Column Financial, Inc.									Fee
3.03	Column Financial, Inc.									Fee
3.04	Column Financial, Inc.									Fee
3.05	Column Financial, Inc.									Fee
3.06	Column Financial, Inc.									Fee
3.07	Column Financial, Inc.									Fee
3.08	Column Financial, Inc.									Fee
3.09	Column Financial, Inc.									Fee
3.10	Column Financial, Inc.									Fee
3.11	Column Financial, Inc.									Fee
3.12	Column Financial, Inc.									Fee
3.13	Column Financial, Inc.									Fee
3.14	Column Financial, Inc.									Fee
3.15	Column Financial, Inc.									Fee
3.16	Column Financial, Inc.									Fee
3.17	Column Financial, Inc.									Fee
3.18	Column Financial, Inc.									Fee
3.19	Column Financial, Inc.									Fee
3.20	Column Financial, Inc.									Fee
3.21	Column Financial, Inc.									Fee
3.22	Column Financial, Inc.									Fee
3.23	Column Financial, Inc.									Fee
3.24	Column Financial, Inc.									Fee
3.25	Column Financial, Inc.									Fee
3.26	Column Financial, Inc.									Fee
3.27	Column Financial, Inc.									Fee
3.28	Column Financial, Inc.									Fee
3.29	Column Financial, Inc.									Fee
3.30	Column Financial, Inc.									Fee
3.31	Column Financial, Inc.									Fee
3.32	Column Financial, Inc.									Fee
3.33	Column Financial, Inc.									Fee
3.34	Column Financial, Inc.									Fee
3.35	Column Financial, Inc.									Fee
3.36	Column Financial, Inc.									Fee
3.37	Column Financial, Inc.									Fee
3.38	Column Financial, Inc.									Fee
3.39	Column Financial, Inc.									Fee
3.40	Column Financial, Inc.									Fee
3.41	Column Financial, Inc.									Fee
3.42	Column Financial, Inc.									Fee
3.43	Column Financial, Inc.									Fee
3.44	Column Financial, Inc.									Fee
3.45	Column Financial, Inc.									Fee
3.46	Column Financial, Inc.									Fee
3.47	Column Financial, Inc.									Fee
3.48	Column Financial, Inc.									Fee
3.49	Column Financial, Inc.									Fee
3.50	Column Financial, Inc.									Fee
7	Column Financial, Inc.	Claypool Court, LLC	$104,658.68		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee & Leasehold	No	No	Melvin Simon & Associates, Inc.
8	Column Financial, Inc.	Glen Rock Landing, LLC	$114,420.66		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Alliant Capital, Ltd.
11	Column Financial, Inc.	TPG LA Commerce, LLC	$83,037.50		0.00500%	0.05000%	Actual/360	No	0.00000%	Leasehold	No	No	TH Investment Holdings II, LLC
13	Column Financial, Inc.	Windwood Oaks Tampa Apartments, Ltd.	$76,833.77		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Ronald I. Eisenberg
18	Column Financial, Inc.	Ivy Ridge Residences LP	$60,379.28		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Ronald I. Eisenberg
24	Column Financial, Inc.	DR Spokane City Center LLC	$35,993.06		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	HLT Owned VIII Holding LLC and Hilton Domestic Property LLC
30	Column Financial, Inc.	Waubuck Seba Partners, LLC	$48,548.85		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Joseph R. Wagner
31	Column Financial, Inc.	2540 Center W Parkway Hotel, LLC	$52,037.92		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Jugal Purohit and Chandra Purohit
32	Column Financial, Inc.	Northville Green Associates, LLC	$42,506.78		0.00500%	0.05000%	Actual/360	No	0.00000%	Fee	No	No	Charles W. Corkum; Miles Gordon
35	Column Financial, Inc.	Arthur Square LLC	$27,095.80		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Michael Hardage
37	Column Financial, Inc.	Magdim Lantern LLC	$27,514.41		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Iman Kiritsis; Thomas G. Kiritsis, II
39	Column Financial, Inc.	MCP Clemson Owner, LLC	$24,135.46		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Beau Jaussi; Chad Packard
44	Column Financial, Inc.	Cypress Gardens MHP, LLC	$19,720.14		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Kim W. Eggleston
49	Column Financial, Inc.	Magnolia Ridge, LLC	$22,899.47		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Jerry Jacobson
59	Column Financial, Inc.	Woodland MHC LLC	$9,608.26		0.00500%	0.00000%	Actual/360	No	0.00000%	Fee	No	No	Caddis Capital Investments LLC, Trico Fund III LLC

UPFRONT ESCROW

Loan ID #	Originator/Loan Seller	Mortgagor Name	Letter of Credit	Upfront CapEx Reserve	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Debt Service Reserve	Upfront Other Reserve
1	Column Financial, Inc.	Western Baltimore - Brandon Woods I, LLC, Western A West CA, LLC, Western A South TX, LLC, Western Hagerstown Distribution Center, LLC, Western Upper Marlboro Distribution Center, LLC, Western Hagerstown - Industrial Lane DC, LLC, Western A Midwest IL, LLC, Western Crossroads DC, LLC, Western BWI Commerce Center, LLC, Western A Midwest IN, LLC, Western Hollins End Industrial Park, LLC, Western BWI Commerce Center II, LLC, Western Brandon Woods DC II, LLC, Western Columbia Park IC, LLC, Western Baltimore IC, LLC, Western Somerset IC II, LLC, Western Somerset Industrial Center, LLC, Western A East VA, LLC, Western Center Square DC, LLC, Western Pureland DC I, LLC, Western Pureland DC II, LLC, Western Washington (DC) Corporate Center, LLC, Western Englewood DC, LLC, Western Clifton DC, LLC, Western A South CO, LLC, Western A Midwest TN, LLC, Western A East VA II, LLC, Western Waterfront DC, LLC, Western Landover DC, LLC, Western Capital Beltway CC, LLC, Western I-95 DC, LLC, Western Franklin Square IC I, LLC, Western Franklin Square IC II, LLC	No	$0	$1,177,541	$0	$0	$0	$0	$0	$0
1.001	Column Financial, Inc.
1.002	Column Financial, Inc.
1.003	Column Financial, Inc.
1.004	Column Financial, Inc.
1.005	Column Financial, Inc.
1.006	Column Financial, Inc.
1.007	Column Financial, Inc.
1.008	Column Financial, Inc.
1.009	Column Financial, Inc.
1.010	Column Financial, Inc.
1.011	Column Financial, Inc.
1.012	Column Financial, Inc.
1.013	Column Financial, Inc.
1.014	Column Financial, Inc.
1.015	Column Financial, Inc.
1.016	Column Financial, Inc.
1.017	Column Financial, Inc.
1.018	Column Financial, Inc.
1.019	Column Financial, Inc.
1.020	Column Financial, Inc.
1.021	Column Financial, Inc.
1.022	Column Financial, Inc.
1.023	Column Financial, Inc.
1.024	Column Financial, Inc.
1.025	Column Financial, Inc.
1.026	Column Financial, Inc.
1.027	Column Financial, Inc.
1.028	Column Financial, Inc.
1.029	Column Financial, Inc.
1.030	Column Financial, Inc.
1.031	Column Financial, Inc.
1.032	Column Financial, Inc.
1.033	Column Financial, Inc.
1.034	Column Financial, Inc.
1.035	Column Financial, Inc.
1.036	Column Financial, Inc.
1.037	Column Financial, Inc.
1.038	Column Financial, Inc.
1.039	Column Financial, Inc.
1.040	Column Financial, Inc.
1.041	Column Financial, Inc.
1.042	Column Financial, Inc.
1.043	Column Financial, Inc.
1.044	Column Financial, Inc.
1.045	Column Financial, Inc.
1.046	Column Financial, Inc.
1.047	Column Financial, Inc.
1.048	Column Financial, Inc.
1.049	Column Financial, Inc.
1.050	Column Financial, Inc.
1.051	Column Financial, Inc.
1.052	Column Financial, Inc.
1.053	Column Financial, Inc.
1.054	Column Financial, Inc.
1.055	Column Financial, Inc.
1.056	Column Financial, Inc.
1.057	Column Financial, Inc.
1.058	Column Financial, Inc.
1.059	Column Financial, Inc.
1.060	Column Financial, Inc.
1.061	Column Financial, Inc.
1.062	Column Financial, Inc.
1.063	Column Financial, Inc.
1.064	Column Financial, Inc.
1.065	Column Financial, Inc.
1.066	Column Financial, Inc.
1.067	Column Financial, Inc.
1.068	Column Financial, Inc.
1.069	Column Financial, Inc.
1.070	Column Financial, Inc.
1.071	Column Financial, Inc.
1.072	Column Financial, Inc.
1.073	Column Financial, Inc.
1.074	Column Financial, Inc.
1.075	Column Financial, Inc.
1.076	Column Financial, Inc.
1.077	Column Financial, Inc.
1.078	Column Financial, Inc.
1.079	Column Financial, Inc.
1.080	Column Financial, Inc.
1.081	Column Financial, Inc.
1.082	Column Financial, Inc.
1.083	Column Financial, Inc.
1.084	Column Financial, Inc.
1.085	Column Financial, Inc.
1.086	Column Financial, Inc.
1.087	Column Financial, Inc.
1.088	Column Financial, Inc.
1.089	Column Financial, Inc.
1.090	Column Financial, Inc.
1.091	Column Financial, Inc.
1.092	Column Financial, Inc.
1.093	Column Financial, Inc.
1.094	Column Financial, Inc.
1.095	Column Financial, Inc.
1.096	Column Financial, Inc.
1.097	Column Financial, Inc.
1.098	Column Financial, Inc.
1.099	Column Financial, Inc.

UPFRONT ESCROW

Loan ID #	Originator/Loan Seller	Mortgagor Name	Letter of Credit	Upfront CapEx Reserve	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Debt Service Reserve	Upfront Other Reserve
1.100	Column Financial, Inc.
1.101	Column Financial, Inc.
1.102	Column Financial, Inc.
1.103	Column Financial, Inc.
1.104	Column Financial, Inc.
1.105	Column Financial, Inc.
1.106	Column Financial, Inc.
1.107	Column Financial, Inc.
1.108	Column Financial, Inc.
1.109	Column Financial, Inc.
1.110	Column Financial, Inc.
1.111	Column Financial, Inc.
1.112	Column Financial, Inc.
1.113	Column Financial, Inc.
1.114	Column Financial, Inc.
3	Column Financial, Inc.	SCG LH Anderson, L.P.; SCG LH Auburn, L.P.; SCG LH Austin, L.P.; SCG LH Baton Rouge, L.P.; SCG LH Birmingham, L.P.; SCG LH Bowling Green, L.P.; SCG LH Charlotte Matthews, L.P.; SCG LH Chesapeake, L.P.; SCG LH Clarksville, L.P.; SCG LH Colorado Springs, L.P.; SCG LH Columbus, L.P.; SCG LH Corpus Christi, L.P.; SCG LH Cumming, L.P.; SCG LH Dallas Garland, L.P.; SCG LH Decatur, L.P.; SCG LH Denver Aurora, L.P.; SCG LH DFW Airport Lewisville, L.P.; SCG LH Disney Orlando, L.P.; SCG LH Fort Myers, L.P.; SCG LH Greensboro Airport, L.P.; SCG LH Greensboro, L.P.; SCG LH Greenville, L.P.; SCG LH Gulfport Airport, L.P.; SCG LH Gwinnett, L.P.; SCG LH Hattiesburg, L.P.; SCG LH High Point, L.P.; SCG LH Houston 290 Galleria, L.P.; SCG LH Houston Hobby Airport, L.P.; SCG LH Houston IAH Airport, L.P.; SCG LH Houston Westchase, L.P.; SCG LH Jacksonville, L.P.; SCG LH Kannapolis, L.P.; SCG LH Kennesaw, L.P.; SCG LH Marietta East Lake, L.P.; SCG LH Marietta Town Center Mall, L.P.; SCG LH Murfreesboro, L.P.; SCG LH Nashville Madison, L.P.; SCG LH New Orleans Harvey, L.P.; SCG LH New Orleans West Metairie, L.P.; SCG LH Newport News, L.P.; SCG LH Orlando UCF, L.P.; SCG LH Plano, L.P.; SCG LH Prattsville, L.P.; SCG LH Raleigh, L.P.; SCG LH Smyrna, L.P.; SCG LH Snellville, L.P.; SCG LH Stockbridge, L.P.; SCG LH Sugarland Stafford, L.P.; SCG LH Suwanee, L.P.; SCG LH Tuscaloosa, L.P.	No	$244,725	$1,121,206	$0	$0	$0	$0	$0	$6,500,000
3.01	Column Financial, Inc.
3.02	Column Financial, Inc.
3.03	Column Financial, Inc.
3.04	Column Financial, Inc.
3.05	Column Financial, Inc.
3.06	Column Financial, Inc.
3.07	Column Financial, Inc.
3.08	Column Financial, Inc.
3.09	Column Financial, Inc.
3.10	Column Financial, Inc.
3.11	Column Financial, Inc.
3.12	Column Financial, Inc.
3.13	Column Financial, Inc.
3.14	Column Financial, Inc.
3.15	Column Financial, Inc.
3.16	Column Financial, Inc.
3.17	Column Financial, Inc.
3.18	Column Financial, Inc.
3.19	Column Financial, Inc.
3.20	Column Financial, Inc.
3.21	Column Financial, Inc.
3.22	Column Financial, Inc.
3.23	Column Financial, Inc.
3.24	Column Financial, Inc.
3.25	Column Financial, Inc.
3.26	Column Financial, Inc.
3.27	Column Financial, Inc.
3.28	Column Financial, Inc.
3.29	Column Financial, Inc.
3.30	Column Financial, Inc.
3.31	Column Financial, Inc.
3.32	Column Financial, Inc.
3.33	Column Financial, Inc.
3.34	Column Financial, Inc.
3.35	Column Financial, Inc.
3.36	Column Financial, Inc.
3.37	Column Financial, Inc.
3.38	Column Financial, Inc.
3.39	Column Financial, Inc.
3.40	Column Financial, Inc.
3.41	Column Financial, Inc.
3.42	Column Financial, Inc.
3.43	Column Financial, Inc.
3.44	Column Financial, Inc.
3.45	Column Financial, Inc.
3.46	Column Financial, Inc.
3.47	Column Financial, Inc.
3.48	Column Financial, Inc.
3.49	Column Financial, Inc.
3.50	Column Financial, Inc.
7	Column Financial, Inc.	Claypool Court, LLC	No	$0	$0	$0	$0	$0	$0	$0	$11,000,000
8	Column Financial, Inc.	Glen Rock Landing, LLC	No	$6,333	$318,287	$0	$0	$0	$10,105	$0	$2,258,500
11	Column Financial, Inc.	TPG LA Commerce, LLC	No	$39,617	$16,813	$0	$0	$0	$90,731	$0	$3,000,000
13	Column Financial, Inc.	Windwood Oaks Tampa Apartments, Ltd.	No	$9,680	$527,000	$0	$0	$236,367	$0	$0	$0
18	Column Financial, Inc.	Ivy Ridge Residences LP	No	$4,364	$6,469	$0	$0	$182,142	$0	$0	$1,676,529
24	Column Financial, Inc.	DR Spokane City Center LLC	No	$0	$0	$0	$0	$0	$0	$0	$0
30	Column Financial, Inc.	Waubuck Seba Partners, LLC	No	$0	$0	$0	$0	$86,053	$24,823	$0	$1,500
31	Column Financial, Inc.	2540 Center W Parkway Hotel, LLC	No	$9,469	$0	$0	$0	$49,820	$3,038	$0	$430,000
32	Column Financial, Inc.	Northville Green Associates, LLC	No	$1,478	$0	$0	$7,372	$75,193	$8,168	$0	$850,000
35	Column Financial, Inc.	Arthur Square LLC	No	$4,708	$13,055	$0	$0	$56,366	$19,285	$0	$237,300
37	Column Financial, Inc.	Magdim Lantern LLC	No	$917	$16,563	$0	$0	$15,303	$15,324	$0	$0
39	Column Financial, Inc.	MCP Clemson Owner, LLC	No	$0	$0	$0	$0	$16,215	$4,895	$0	$0
44	Column Financial, Inc.	Cypress Gardens MHP, LLC	No	$0	$0	$0	$0	$4,059	$3,864	$0	$5,000
49	Column Financial, Inc.	Magnolia Ridge, LLC	No	$0	$0	$0	$0	$8,130	$3,020	$0	$0
59	Column Financial, Inc.	Woodland MHC LLC	No	$0	$6,250	$0	$0	$2,542	$1,261	$0	$0

PERIODIC ESCROW

Loan ID #	Originator/Loan Seller	Mortgagor Name	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Debt Service Reserve	Monthly Other Reserve	Grace (Late Payment)	Cash-Management Account or Lockbox In-place	General Property Type	Defeasance Permitted	Final Maturity Date
1	Column Financial, Inc.	Western Baltimore - Brandon Woods I, LLC, Western A West CA, LLC, Western A South TX, LLC, Western Hagerstown Distribution Center, LLC, Western Upper Marlboro Distribution Center, LLC, Western Hagerstown - Industrial Lane DC, LLC, Western A Midwest IL, LLC, Western Crossroads DC, LLC, Western BWI Commerce Center, LLC, Western A Midwest IN, LLC, Western Hollins End Industrial Park, LLC, Western BWI Commerce Center II, LLC, Western Brandon Woods DC II, LLC, Western Columbia Park IC, LLC, Western Baltimore IC, LLC, Western Somerset IC II, LLC, Western Somerset Industrial Center, LLC, Western A East VA, LLC, Western Center Square DC, LLC, Western Pureland DC I, LLC, Western Pureland DC II, LLC, Western Washington (DC) Corporate Center, LLC, Western Englewood DC, LLC, Western Clifton DC, LLC, Western A South CO, LLC, Western A Midwest TN, LLC, Western A East VA II, LLC, Western Waterfront DC, LLC, Western Landover DC, LLC, Western Capital Beltway CC, LLC, Western I-95 DC, LLC, Western Franklin Square IC I, LLC, Western Franklin Square IC II, LLC	Springing	$0	Springing	Springing	Springing	$0	$0	0	Yes	Industrial	No	11/6/2025
1.001	Column Financial, Inc.											Industrial
1.002	Column Financial, Inc.											Industrial
1.003	Column Financial, Inc.											Industrial
1.004	Column Financial, Inc.											Industrial
1.005	Column Financial, Inc.											Industrial
1.006	Column Financial, Inc.											Industrial
1.007	Column Financial, Inc.											Industrial
1.008	Column Financial, Inc.											Industrial
1.009	Column Financial, Inc.											Industrial
1.010	Column Financial, Inc.											Industrial
1.011	Column Financial, Inc.											Industrial
1.012	Column Financial, Inc.											Industrial
1.013	Column Financial, Inc.											Industrial
1.014	Column Financial, Inc.											Industrial
1.015	Column Financial, Inc.											Industrial
1.016	Column Financial, Inc.											Industrial
1.017	Column Financial, Inc.											Industrial
1.018	Column Financial, Inc.											Industrial
1.019	Column Financial, Inc.											Industrial
1.020	Column Financial, Inc.											Industrial
1.021	Column Financial, Inc.											Industrial
1.022	Column Financial, Inc.											Industrial
1.023	Column Financial, Inc.											Industrial
1.024	Column Financial, Inc.											Industrial
1.025	Column Financial, Inc.											Industrial
1.026	Column Financial, Inc.											Industrial
1.027	Column Financial, Inc.											Industrial
1.028	Column Financial, Inc.											Industrial
1.029	Column Financial, Inc.											Industrial
1.030	Column Financial, Inc.											Industrial
1.031	Column Financial, Inc.											Industrial
1.032	Column Financial, Inc.											Industrial
1.033	Column Financial, Inc.											Industrial
1.034	Column Financial, Inc.											Industrial
1.035	Column Financial, Inc.											Industrial
1.036	Column Financial, Inc.											Industrial
1.037	Column Financial, Inc.											Industrial
1.038	Column Financial, Inc.											Industrial
1.039	Column Financial, Inc.											Industrial
1.040	Column Financial, Inc.											Industrial
1.041	Column Financial, Inc.											Industrial
1.042	Column Financial, Inc.											Industrial
1.043	Column Financial, Inc.											Industrial
1.044	Column Financial, Inc.											Industrial
1.045	Column Financial, Inc.											Industrial
1.046	Column Financial, Inc.											Industrial
1.047	Column Financial, Inc.											Industrial
1.048	Column Financial, Inc.											Industrial
1.049	Column Financial, Inc.											Industrial
1.050	Column Financial, Inc.											Industrial
1.051	Column Financial, Inc.											Industrial
1.052	Column Financial, Inc.											Industrial
1.053	Column Financial, Inc.											Industrial
1.054	Column Financial, Inc.											Industrial
1.055	Column Financial, Inc.											Industrial
1.056	Column Financial, Inc.											Industrial
1.057	Column Financial, Inc.											Industrial
1.058	Column Financial, Inc.											Industrial
1.059	Column Financial, Inc.											Industrial
1.060	Column Financial, Inc.											Industrial
1.061	Column Financial, Inc.											Industrial
1.062	Column Financial, Inc.											Industrial
1.063	Column Financial, Inc.											Industrial
1.064	Column Financial, Inc.											Industrial
1.065	Column Financial, Inc.											Industrial
1.066	Column Financial, Inc.											Industrial
1.067	Column Financial, Inc.											Industrial
1.068	Column Financial, Inc.											Industrial
1.069	Column Financial, Inc.											Industrial
1.070	Column Financial, Inc.											Industrial
1.071	Column Financial, Inc.											Industrial
1.072	Column Financial, Inc.											Industrial
1.073	Column Financial, Inc.											Industrial
1.074	Column Financial, Inc.											Industrial
1.075	Column Financial, Inc.											Industrial
1.076	Column Financial, Inc.											Industrial
1.077	Column Financial, Inc.											Industrial
1.078	Column Financial, Inc.											Industrial
1.079	Column Financial, Inc.											Industrial
1.080	Column Financial, Inc.											Industrial
1.081	Column Financial, Inc.											Industrial
1.082	Column Financial, Inc.											Industrial
1.083	Column Financial, Inc.											Industrial
1.084	Column Financial, Inc.											Industrial
1.085	Column Financial, Inc.											Industrial
1.086	Column Financial, Inc.											Industrial
1.087	Column Financial, Inc.											Industrial
1.088	Column Financial, Inc.											Industrial
1.089	Column Financial, Inc.											Industrial
1.090	Column Financial, Inc.											Industrial
1.091	Column Financial, Inc.											Industrial
1.092	Column Financial, Inc.											Industrial
1.093	Column Financial, Inc.											Industrial
1.094	Column Financial, Inc.											Industrial
1.095	Column Financial, Inc.											Industrial
1.096	Column Financial, Inc.											Industrial
1.097	Column Financial, Inc.											Industrial
1.098	Column Financial, Inc.											Industrial
1.099	Column Financial, Inc.											Industrial

PERIODIC ESCROW

Loan ID #	Originator/Loan Seller	Mortgagor Name	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Debt Service Reserve	Monthly Other Reserve	Grace (Late Payment)	Cash-Management Account or Lockbox In-place	General Property Type	Defeasance Permitted	Final Maturity Date
1.100	Column Financial, Inc.											Industrial
1.101	Column Financial, Inc.											Industrial
1.102	Column Financial, Inc.											Industrial
1.103	Column Financial, Inc.											Industrial
1.104	Column Financial, Inc.											Industrial
1.105	Column Financial, Inc.											Industrial
1.106	Column Financial, Inc.											Industrial
1.107	Column Financial, Inc.											Industrial
1.108	Column Financial, Inc.											Industrial
1.109	Column Financial, Inc.											Industrial
1.110	Column Financial, Inc.											Industrial
1.111	Column Financial, Inc.											Industrial
1.112	Column Financial, Inc.											Industrial
1.113	Column Financial, Inc.											Industrial
1.114	Column Financial, Inc.											Industrial
3	Column Financial, Inc.	SCG LH Anderson, L.P.; SCG LH Auburn, L.P.; SCG LH Austin, L.P.; SCG LH Baton Rouge, L.P.; SCG LH Birmingham, L.P.; SCG LH Bowling Green, L.P.; SCG LH Charlotte Matthews, L.P.; SCG LH Chesapeake, L.P.; SCG LH Clarksville, L.P.; SCG LH Colorado Springs, L.P.; SCG LH Columbus, L.P.; SCG LH Corpus Christi, L.P.; SCG LH Cumming, L.P.; SCG LH Dallas Garland, L.P.; SCG LH Decatur, L.P.; SCG LH Denver Aurora, L.P.; SCG LH DFW Airport Lewisville, L.P.; SCG LH Disney Orlando, L.P.; SCG LH Fort Myers, L.P.; SCG LH Greensboro Airport, L.P.; SCG LH Greensboro, L.P.; SCG LH Greenville, L.P.; SCG LH Gulfport Airport, L.P.; SCG LH Gwinnett, L.P.; SCG LH Hattiesburg, L.P.; SCG LH High Point, L.P.; SCG LH Houston 290 Galleria, L.P.; SCG LH Houston Hobby Airport, L.P.; SCG LH Houston IAH Airport, L.P.; SCG LH Houston Westchase, L.P.; SCG LH Jacksonville, L.P.; SCG LH Kannapolis, L.P.; SCG LH Kennesaw, L.P.; SCG LH Marietta East Lake, L.P.; SCG LH Marietta Town Center Mall, L.P.; SCG LH Murfreesboro, L.P.; SCG LH Nashville Madison, L.P.; SCG LH New Orleans Harvey, L.P.; SCG LH New Orleans West Metairie, L.P.; SCG LH Newport News, L.P.; SCG LH Orlando UCF, L.P.; SCG LH Plano, L.P.; SCG LH Prattsville, L.P.; SCG LH Raleigh, L.P.; SCG LH Smyrna, L.P.; SCG LH Snellville, L.P.; SCG LH Stockbridge, L.P.; SCG LH Sugarland Stafford, L.P.; SCG LH Suwanee, L.P.; SCG LH Tuscaloosa, L.P.	4% of gross income from operations for the calendar month which is 2 months prior to the applicable payment date	$0	$0	Springing	Springing	$0	$0	0	Yes	Hotel	Yes	7/6/2020
3.01	Column Financial, Inc.											Hotel
3.02	Column Financial, Inc.											Hotel
3.03	Column Financial, Inc.											Hotel
3.04	Column Financial, Inc.											Hotel
3.05	Column Financial, Inc.											Hotel
3.06	Column Financial, Inc.											Hotel
3.07	Column Financial, Inc.											Hotel
3.08	Column Financial, Inc.											Hotel
3.09	Column Financial, Inc.											Hotel
3.10	Column Financial, Inc.											Hotel
3.11	Column Financial, Inc.											Hotel
3.12	Column Financial, Inc.											Hotel
3.13	Column Financial, Inc.											Hotel
3.14	Column Financial, Inc.											Hotel
3.15	Column Financial, Inc.											Hotel
3.16	Column Financial, Inc.											Hotel
3.17	Column Financial, Inc.											Hotel
3.18	Column Financial, Inc.											Hotel
3.19	Column Financial, Inc.											Hotel
3.20	Column Financial, Inc.											Hotel
3.21	Column Financial, Inc.											Hotel
3.22	Column Financial, Inc.											Hotel
3.23	Column Financial, Inc.											Hotel
3.24	Column Financial, Inc.											Hotel
3.25	Column Financial, Inc.											Hotel
3.26	Column Financial, Inc.											Hotel
3.27	Column Financial, Inc.											Hotel
3.28	Column Financial, Inc.											Hotel
3.29	Column Financial, Inc.											Hotel
3.30	Column Financial, Inc.											Hotel
3.31	Column Financial, Inc.											Hotel
3.32	Column Financial, Inc.											Hotel
3.33	Column Financial, Inc.											Hotel
3.34	Column Financial, Inc.											Hotel
3.35	Column Financial, Inc.											Hotel
3.36	Column Financial, Inc.											Hotel
3.37	Column Financial, Inc.											Hotel
3.38	Column Financial, Inc.											Hotel
3.39	Column Financial, Inc.											Hotel
3.40	Column Financial, Inc.											Hotel
3.41	Column Financial, Inc.											Hotel
3.42	Column Financial, Inc.											Hotel
3.43	Column Financial, Inc.											Hotel
3.44	Column Financial, Inc.											Hotel
3.45	Column Financial, Inc.											Hotel
3.46	Column Financial, Inc.											Hotel
3.47	Column Financial, Inc.											Hotel
3.48	Column Financial, Inc.											Hotel
3.49	Column Financial, Inc.											Hotel
3.50	Column Financial, Inc.											Hotel
7	Column Financial, Inc.	Claypool Court, LLC	1/12 of 5% of the gross revenue from the hotel portion of the property	$0	Springing	Springing	Springing	$0	$185,333	0	Yes	Hotel	Yes	10/6/2025
8	Column Financial, Inc.	Glen Rock Landing, LLC	6333	$0	$0	$28,194	$10,105	$0	$0	0	Yes	Multifamily	Yes	9/6/2025
11	Column Financial, Inc.	TPG LA Commerce, LLC	Greater of (i) 1/12 of 4% of the annual rent of the property for the previous 12 month period as determined on the immediately preceding anniversary of the closing date or (ii) monthly amount required pursuant to the Franchise Agreement for the FF&E replacement but excluding any amount attributed to PIP	$0	$0	$19,855	$15,122	$0	$0	0	Yes	Hotel	Yes	11/6/2022
13	Column Financial, Inc.	Windwood Oaks Tampa Apartments, Ltd.	9680	$0	$0	$18,684	$11,487	$0	$0	0	Yes	Multifamily	Yes	11/6/2025
18	Column Financial, Inc.	Ivy Ridge Residences LP	4365.41	$0	$0	$16,558	$5,995	$0	$0	0	Yes	Multifamily	Yes	8/6/2020
24	Column Financial, Inc.	DR Spokane City Center LLC	Springing	$0	$0	Springing	Springing	$0	$0	0	Yes	Hotel	Yes	10/6/2020
30	Column Financial, Inc.	Waubuck Seba Partners, LLC	2342.1	$0	$0	$17,211	$3,546	$0	$0	0	Yes	Multifamily	Yes	10/6/2025
31	Column Financial, Inc.	2540 Center W Parkway Hotel, LLC	Prior to completion of PIP reserves, 1/12 of 5% times the annual rent of the property for the prior 12 month period. After the completion of PIP reserves, 1/12 of 4% times the annual rent of the property for the prior 12 months	$0	$0	$6,227	$3,038	$0	Springing	0	Yes	Hotel	Yes	6/6/2025
32	Column Financial, Inc.	Northville Green Associates, LLC	1478	$0	$7,372	$3,191	$1,021	$0	$9,375	0	Yes	Retail	Yes	11/6/2025
35	Column Financial, Inc.	Arthur Square LLC	4708.33	$0	$0	$6,263	$9,643	$0	$0	0	Yes	Multifamily	Yes	9/6/2025
37	Column Financial, Inc.	Magdim Lantern LLC	917	$0	$0	$5,101	$2,554	$0	$0	0	Yes	Manufactured Housing	Yes	11/6/2025
39	Column Financial, Inc.	MCP Clemson Owner, LLC	500	$0	$0	$10,674	$1,632	$0	$0	0	Yes	Multifamily	Yes	11/6/2025
44	Column Financial, Inc.	Cypress Gardens MHP, LLC	545.83	$0	$0	$2,030	$966	$0	$0	0	Yes	Manufactured Housing	Yes	10/6/2025
49	Column Financial, Inc.	Magnolia Ridge, LLC	200	$0	$0	$4,065	$604	$0	$0	0	Yes	Manufactured Housing	Yes	11/6/2025
59	Column Financial, Inc.	Woodland MHC LLC	330.59	$0	$0	$2,542	$630	$0	$0	0	Yes	Manufactured Housing	Yes	10/6/2025

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

1.     Complete Servicing File. All documents comprising the Servicing File will be or have been delivered to the Master Servicer with respect to each Mortgage Loan by the deadlines set forth in the Pooling and Servicing Agreement and/or this Agreement.

2.     Whole Loan; Ownership of Mortgage Loans. Except with respect to each Serviced Mortgage Loan and each Non-Serviced Mortgage Loan, each Mortgage Loan is a whole loan and not an interest in a mortgage loan. Each Mortgage Loan is a senior portion (or a pari passu portion of a senior portion) of a whole mortgage loan evidenced by a senior note. Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation (other than with respect to Serviced Mortgage Loans and the Non-Serviced Mortgage Loans) or pledge, and the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to any Co-Lender Agreement with respect to a Whole Loan) (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller), any other ownership interests and other interests on, in or to such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and any Servicing Rights Purchase Agreement, dated as of the Closing Date, among the Depositor, the Master Servicer and the Seller). The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and any Servicing Rights Purchase Agreement, dated as of the Closing Date, among the Depositor, the Master Servicer and the Seller).

3.     Loan Document Status. Each related Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan Documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance premiums) may be further limited or

B-1

rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan Documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Insolvency Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan Documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Note, Mortgage or other Mortgage Loan Documents.

4.     Mortgage Provisions. The Mortgage Loan Documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Insolvency Qualifications.

5.     Hospitality Provisions. The Mortgage Loan Documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable by the Trust against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

6.     Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan Documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of such Mortgaged Property; and (c) neither Mortgagor nor guarantor has been released from its obligations under the Mortgage Loan. The material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect since January 16, 2016.

7.       Lien; Valid Assignment. Subject to the Insolvency Qualifications, each endorsement and assignment of Mortgage and assignment of Assignment of Leases (if a separate instrument from the Mortgage) from the Seller constitutes a legal, valid and binding endorsement or assignment from the Seller. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such

B-2

Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by the Insolvency Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances) as of origination was, and as of the Cut-off Date to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances, and to the Seller’s knowledge and subject to the rights of tenants, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender’s title insurance policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein subject to Permitted Encumbrances, except as such enforcement may be limited by Insolvency Qualifications subject to the limitations described in clause (11) below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

The assignment of the Mortgage Loans to the Depositor validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Depositor free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and any Servicing Rights Purchase Agreement, dated as of the Closing Date, among the Depositor, the Master Servicer and the Seller).

8.     Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan Documents do not require to be subordinated to the lien of such Mortgage; and (f) if the related Mortgage Loan constitutes a cross-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same cross-collateralized group, provided that none of items (a) through (f), individually or in the aggregate, materially interferes with the value, current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become

B-3

due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage, and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.     Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, there are no subordinate mortgages or junior liens encumbering the related Mortgaged Property. The Seller has no knowledge of any mezzanine debt related to the Mortgaged Property and secured directly by the ownership interests in the Mortgagor.

10.     Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Insolvency Qualifications; no person other than the related Mortgagor owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender’s interest therein. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, a receiver to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

11.     Financing Statements. Each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed (except, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary to perfect a valid security interest in, the personal property (the creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate any Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed.

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12.     Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within four months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date, which indicates that, except as set forth in such engineering report or with respect to which repairs were required to be reserved for or made, all building systems for the improvements of each related Mortgaged Property are in good working order, and further indicates that each related Mortgaged Property (a) is free of any material damage, (b) is in good repair and condition, and (c) is free of structural defects, except to the extent (i) any damage or deficiencies that would not materially and adversely affect the use, operation or value of the Mortgaged Property or the security intended to be provided by such Mortgage or repairs with respect to such damage or deficiencies estimated to cost less than $50,000 in the aggregate per Mortgaged Property; (ii) such repairs have been completed; or (iii) escrows in an aggregate amount consistent with the standards utilized by the Seller with respect to similar loans it originates for securitization have been established, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs. The Seller has no knowledge of any material issues with the physical condition of the Mortgaged Property that the Seller believes would have a material adverse effect on the use, operation or value of the Mortgaged Property other than those disclosed in the engineering report and those addressed in sub-clauses (i), (ii) and (iii) of the preceding sentence.

13.     Taxes and Assessments. As of the date of origination and as of the Closing Date, all taxes and governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or if left unpaid could become a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that became due and delinquent and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real property taxes, governmental assessments and other outstanding governmental charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

14.     Condemnation. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there is no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or operation of the Mortgaged Property.

15.     Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there was no pending, filed or threatened action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) title to the Mortgaged Property, (b) the validity or enforceability of the

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Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the use, operation or value of the Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Mortgage Loan Documents, (g) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or (h) the current principal use of the Mortgaged Property.

16.     Escrow Deposits. All escrow deposits and payments required pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan Documents are being conveyed by the Seller to the Depositor or its servicer and identified as such with appropriate detail. Any and all requirements under the Mortgage Loan as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before Closing Date, have been complied with in all material respects or the funds so escrowed have not been released unless such release was consistent with proper and prudent commercial mortgage servicing practices or such released funds were otherwise used for their intended purpose. No other escrow amounts have been released except in accordance with the terms and conditions of the related Mortgage Loan Documents.

17.     No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property), and any requirements or conditions to disbursements of any loan proceeds held in escrow have been satisfied with respect to any disbursement of any such escrow fund prior to the Cut-off Date.

18.     Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all-risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan Documents and having a claims-paying or financial strength rating of at least “A-:VIII” (for a Mortgage Loan with a principal balance below $35 million) and “A:VIII” (for a Mortgage Loan with a principal balance of $35 million or more) from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from Standard & Poor’s Ratings Services (collectively the “Insurance Rating Requirements”), in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

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Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan Documents, by business interruption or rental loss insurance which (i) covers a period of not less than 12 months (or with respect to each Mortgage Loan with a principal balance of $35 million or more, 18 months); (ii) for a Mortgage Loan with a principal balance of $50 million or more contains a 180-day “extended period of indemnity”; and (iii) covers the actual loss sustained during restoration.

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Seller originating mortgage loans for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy the Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount at least equal to 100% of the full insurable value on a replacement cost basis of the Improvements and personalty and fixtures owned by the Mortgagor and included in the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan Documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including broad-form coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML or equivalent was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML or equivalent would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Services in an amount not less than 100% of the PML or the equivalent.

The Mortgage Loan Documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

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All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee (or the Non-Serviced Trustee for Non-Serviced Mortgage Loans). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

19.     Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

20.     No Encroachments. To the Seller’s knowledge and based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy, (b) no improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy and (c) no improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or are insured by applicable provisions of the Title Policy.

21.     No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Seller.

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22.     REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan or related Whole Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan or related Whole Loan on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan or related Whole Loan on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (1) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (2) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan or related Whole Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or related Whole Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan or related Whole Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan or related Whole Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.     Compliance. The terms of the Mortgage Loan Documents evidencing such Mortgage Loan, comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

24.     Authorized to do Business. To the extent required under applicable law, as of the Closing Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan.

25.     Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee, and except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related

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security for such Mortgage Loan, no fees are payable to such trustee except for reasonable fees paid by the Mortgagor.

26.     Local Law Compliance. To the Seller’s knowledge, based solely upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use or operation of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations, (c) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property, or (d) title insurance coverage has been obtained for such nonconformity.

27.     Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan Documents that it shall keep all material licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Seller s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy, consents, and other approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located and for the Mortgagor and the Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

28.     Recourse Obligations. The Mortgage Loan Documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that, as of the date of origination of the related Mortgage Loan, has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) Mortgagor or guarantor shall have colluded with other creditors to

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cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan Documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that, as of the date of origination of the related Mortgage Loan, has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained in the case of (i) (A) misapplication, misappropriation or conversion of insurance proceeds or condemnation awards or of rents following an event of default, or (B) any security deposits not delivered to lender upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (ii) the Mortgagor’s fraud or intentional misrepresentation; (iii) willful misconduct by the Mortgagor or guarantor; (iv) breaches of the environmental covenants in the Mortgage Loan Documents; or (v) commission of material physical waste at the Mortgaged Property, which may, with respect to this clause (v), in certain instances, be limited to acts or omissions of the related Mortgagor, guarantor, property manager or their affiliates, employees or agents.

29.     Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan Documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment of not less than a specified percentage at least equal to 115% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph (34) below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the mortgagee or servicer can, in accordance with the related Mortgage Loan Documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for any Mortgage Loan originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the principal balance of the Mortgage Loan or related Whole Loan outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions of the Code.

In the case of any Mortgage Loan originated after December 6, 2010, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan or related Whole Loan in an amount not less

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than the amount required by the REMIC Provisions of the Code and, to such extent, such amount may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan or related Whole Loan.

In the case of any Mortgage Loan originated after December 6, 2010, no such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the loan-to-value ratio and other requirements of the REMIC Provisions of the Code.

30.     Financial Reporting and Rent Rolls. Each Mortgage requires the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements (i) with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis and (ii) for each Mortgage Loan with an original principal balance greater than $50 million shall be audited by an independent certified public accountant upon the request of the owner or holder of the Mortgage.

31.     Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto, except to the extent that any right to require such coverage may be limited by availability on commercially reasonable terms.

32.     Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and/or complying with the requirements of the related Mortgage Loan

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Documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related Mortgaged Property, such as transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan Documents), (a) the related Mortgaged Property, or any controlling equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan Documents, (iii) transfers of less than a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan Documents or a Person satisfying specific criteria identified in the related Mortgage Loan Documents, (v) transfers of common stock in publicly traded companies, (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 in this Exhibit B, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan Documents, (ii) purchase money security interests, (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan Documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.     Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Mortgage Loan Documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $5 million or less, its organizational documents or the related Mortgage Loan Documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan Documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

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34.     Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan Documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan Documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan Documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on (A) the maturity date, (B) on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty or (C) if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the related Anticipated Repayment Date, and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 115% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Note as set forth in clause (iii) above, (vi) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the Trustee may require such assumption) by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.     Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan and situations where default interest is imposed.

36.     Ground Leases. For purposes of this Agreement, a “Ground Lease” shall mean a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a ground leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns:

(A)          The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage

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and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller’s knowledge, no material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)          The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

(C)          The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either borrower or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(D)          The Ground Lease is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances;

(E)          The Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;

(F)          The Seller has not received any written notice of default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(G)          The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, provides that no notice of default or termination is effective unless such notice is given to the lender, and requires that the ground lessor will supply an estoppel;

(H)          A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(I)          The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;

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(J)          Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan Documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)          In the case of a total or substantial taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)          Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.     Servicing. The servicing and collection practices used by the Seller in respect of each Mortgage Loan complied in all material respects with all applicable laws and regulations and was in all material respects legal, proper and prudent, in accordance with Seller’s customary commercial mortgage servicing practices.

38.     ARD Loans. Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than five years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan’s interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan Documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the excess cash flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all excess cash flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related

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Mortgage Rate on such Mortgage Loan’s Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

39.     Rent Rolls; Operating Histories. The Seller has obtained a rent roll (each, a “Certified Rent Roll”) other than with respect to hospitality properties certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Certified Operating Histories collectively report on operations for a period equal to (a) at least a continuous three-year period or (b) in the event the Mortgaged Property was owned, operated or constructed by the Mortgagor or an affiliate for less than three years then for such shorter period of time, it being understood that for mortgaged properties acquired with the proceeds of a Mortgage Loan, Certified Operating Histories may not have been available.

40.     No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the Closing Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Seller’s knowledge, there is (a) no, and since origination there has been no, material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in Exhibit C to this Agreement. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan Documents.

41.     Bankruptcy. In respect of each Mortgage Loan, as of the date of origination of the Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

42.     Organization of Mortgagor. The Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”) and all owners that hold a 20% or greater direct ownership share (i.e., the “Major Sponsors”). The Seller (1) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and (2) performed or caused to be performed searches of

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the public records or services such as Lexis/Nexis, or a similar service designed to elicit information about each Controlling Owner, Major Sponsor and guarantor regarding such Controlling Owner’s, Major Sponsor’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and provided, however, that records searches were limited to the last 10 years. (clauses (1) and (2) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of the Seller, no Major Sponsor or guarantor (i) was in a state of federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state of federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

43.     Environmental Conditions. At origination, each Mortgagor represented and warranted that to its knowledge no hazardous materials or any other substances or materials which are included under or regulated by environmental laws are located on, or have been handled, manufactured, generated, stored, processed, or disposed of on or released or discharged from the Mortgaged Property, except as disclosed by a Phase I environmental assessment (or a Phase II environmental assessment, if applicable) delivered in connection with the origination of the Mortgage Loan or except for those substances commonly used in the operation and maintenance of properties of kind and nature similar to those of the Mortgaged Property in compliance with all environmental laws and in a manner that does not result in contamination of the Mortgaged Property. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not reveal any known circumstance or condition that rendered the Mortgaged Property at the date of the ESA in material noncompliance with applicable environmental laws or the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) or the need for further investigation, or (ii) if any material noncompliance with environmental laws or the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) 125% of the funds reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related Mortgagor and is held by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint, or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the Cut-off Date, and, as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as administratively “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., Standard & Poor’s Ratings

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Services and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance; or (F) a party related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance is required to take action. The ESA will be part of the Servicing File; and to the Seller’s knowledge, except as set forth in the ESA, there is no (i) known circumstance or condition that rendered the Mortgaged Property in material noncompliance with applicable environmental laws, (ii) Environmental Conditions (as such term is defined in ASTM E1527-05 or its successor), or (iii) need for further investigation.

In the case of each Mortgage Loan set forth on Schedule I to this Agreement, (i) such Mortgage Loan is the subject of an environmental insurance policy, issued by the issuer set forth on Schedule I (the “Policy Issuer”) and effective as of the date thereof (the “Environmental Insurance Policy”), (ii) as of the origination date of the related Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, the Environmental Insurance Policy is in full force and effect, there is no deductible and the Trustee is a named insured under such policy, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Mortgaged Property is a multifamily property, with respect to radon gas (“RG”) and lead-based paint (“LBP”), and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan Documents to establish an operations and maintenance plan after the closing of the Mortgage Loan that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, the Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a Mortgagor questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

44.     Lease Estoppels. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property leased to a single tenant, the Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Mortgage Loan, and to the Seller’s knowledge based solely on the related estoppel certificate, the related lease is in full force and effect or if not in full force and effect the related space was underwritten as vacant, subject to customary reservations of tenant’s rights, such as, without limitation, with respect to common area maintenance (“CAM”) and pass-through audits and verification of landlord’s compliance with co-tenancy provisions. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property, the Seller has received lease estoppels executed within 90 days of the origination date of the related Mortgage Loan that collectively account for at least 65% of the in-place base rent for the Mortgaged Property or set

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of cross-collateralized properties that secure a Mortgage Loan that is represented on the Certified Rent Roll. To the Seller’s knowledge, each lease represented on the Certified Rent Roll is in full force and effect, subject to customary reservations of tenant’s rights, such as with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

45.     Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. The related appraisal contained a statement or was accompanied by a letter from the related appraiser to the effect that the appraisal was performed in accordance with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date the related appraisal was completed.

46.     Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.     Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other Mortgage Loan that is outside the Mortgage Pool.

48.     Advance of Funds by the Seller. No advance of funds has been made by the Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the Closing Date.

49.     Compliance with Anti-Money Laundering Laws. The Seller has complied with its internal procedures with respect to all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 in connection with the origination of the Mortgage Loan.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Seller directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth herein. All information contained in documents which are part of or required to be part of a Servicing File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist or existed), shall be

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deemed to be within the Seller’s knowledge including but not limited to any written notices from or on behalf of the Mortgagor.

“Servicing File”. A copy of the Mortgage File and documents and records not otherwise required to be contained in the Mortgage File that (i) relate to the origination and/or servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans or holders of interests therein and (iii) are in the possession or under the control of the Seller, provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

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EXHIBIT B-30-1

LIST OF MORTGAGE LOANS WITH CURRENT MEZZANINE DEBT

Loan #	Mortgage Loan
1	GLP Industrial Portfolio A
3	Starwood Capital Extended Stay Portfolio

B-30-1-1

EXHIBIT B-30-2

LIST OF MORTGAGE LOANS WITH PERMITTED MEZZANINE DEBT

Loan #	Mortgage Loan
39	Pineherst Apartments

B-30-2-1

EXHIBIT B-30-3

LIST OF CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS

None.

B-30-3-1

EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Representation Number on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
7	All Mortgage Loans transferred by Column	(Lien; Valid Assignment) – The lien of real property taxes and assessments will not be considered due and payable until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement is entitled to be taken by the related taxing authority.
7	GLP Industrial Portfolio A (Loan No. 1) Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Lien; Valid Assignment) – With respect to each subject Mortgage Loan, the related Mortgage secures the entire Whole Loan. Each subject Mortgage Loan is subject to the rights of the co-lenders under the related co-lender agreement.
8	All Mortgage Loans transferred by Column	(Permitted Liens; Title Insurance) – The lien of real property taxes and assessments will not be considered due and payable until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement is entitled to be taken by the related taxing authority.
9	GLP Industrial Portfolio A (Loan No. 1)

(Junior Liens) – As of the Cut-Off Date, there is a mezzanine A loan and mezzanine B loan held by Teachers Insurance and Annuity Association of America, a New York corporation, in the aggregate outstanding principal amount of $330,000,000. At origination, the mortgage lenders entered into an intercreditor agreement with mezzanine A lenders and mezzanine B lenders.

The mezzanine A loan is secured by a pledge of the equity interests in each Mortgagor and the mezzanine B loan is secured by a pledge of the equity interests in each mezzanine A Mortgagor.

9	Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Junior Liens) – As of the Cut-Off Date, there is a mezzanine loan held by the CSMC Trust 2015-Longhouse MZ trust in the outstanding principal amount of $25,000,000, which is secured directly by a pledge of the ownership interests in the related Mortgagor. At origination, the lender entered into an intercreditor agreement with the mezzanine lender.

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18	GLP Industrial Portfolio A (Loan No. 1)

(Insurance) – All policies of insurance required pursuant to the Mortgage Loan agreement are required to be issued by one or more insurers having a rating of at least “A” by S&P and that satisfy the Moody’s requirements if Moody’s rates any of the certificates; or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that all such insurers shall have ratings of not less than “BBB+” by S&P and “Baa1” by Moody’s, or that satisfy the Moody’s requirements, if Moody’s rates any of the certificates).

If any material portion of one or more of the related Mortgaged Properties is located in an area identified in the Federal Register by the Federal Emergency Management Agency as being in a Special Flood Hazard Area, then flood insurance shall be required in the maximum amount available under the National Flood Insurance Program.

Earthquake insurance is required to be provided in an amount equal to the annual aggregate gross loss estimate for a 475-year event Probable Maximum Loss (PML), 90% confidence level, for all high risk locations covered by such limit, such seismic risk analysis to be approved by lender and secured by the applicable Mortgagor utilizing the most current RMS software or its equivalent or a third-party engineering firm qualified to perform such seismic risk analysis, in each case to include consideration of business interruption and loss amplification.

18	Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Insurance) – Business interruption insurance covers a period of 12 months, instead of 18.
18	DoubleTree Spokane (Loan No. 24)	(Insurance) – Commercial general liability insurance is required with limits of not less than $1.5MM in the aggregate (rather than not less than $2MM in the aggregate). The restoration threshold is 10% of the loan amount (rather than 5% of the loan amount).
18	Magnolia Lane MHC (Loan No. 49) Woodland MHC/RV Resort (Loan No. 59)	(Insurance) – The related Mortgaged Property is not required to be covered by business interruption or rental loss insurance with respect to flood risk until said coverage is available at commercially reasonable rates. A nonrecourse carveout has been added for failure to obtain and maintain rental loss and/or business income interruption insurance with respect to flood risk covering a period of not less than 6 months regardless of its commercially reasonable availability.
26	Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Local Law Compliance) – The related Mortgaged Property identified as Crestwood Suites Marietta Roswell Road is legally nonconforming as to use because the current use as a hotel requires a Special Land Use Permit in the Office & Institutional district. In the event of casualty, restoration is permitted if, among other requirements, casualty is less than 75% of its

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replacement cost at the time of destruction. The nonconforming use may not be reinstated after (i) it has been discontinued for 12 months, (ii) failure to obtain a new or renew an existing business license as required under the Code of Cobb County, Georgia for the operation of such nonconforming use or (iii) failure to declare and remit the sales tax required by state law for the nonconforming use.
26	Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Local Law Compliance) – The related Mortgaged Property identified as Sun Suites Sugar Land (Stafford) is legally nonconforming as to use because the current zoning ordinance requires a Special Use Permit for a multi-story hotel in the MU-1 zoning district. The nonconforming use may not be reinstated after it is devoted to a different main use for 90 consecutive days or more or the land or building is no longer used for any purpose for 90 consecutive days or more.
26	Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Local Law Compliance) – The related Mortgaged Property identified as Sun Suites Dallas – Garland is legally nonconforming as to use because the current zoning ordinance requires a special use permit for an extended stay hotel in the IR zoning district.
26	Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Local Law Compliance) – The related Mortgaged Property identified as Sun Suites Suwanee is legally nonconforming as to use because the current use as a hotel requires conformance with 11 stipulations to be a Permitted Use in the General Commercial district. In the event of casualty, restoration is permitted if, among other requirements, casualty is less than 50% of its replacement cost at the time of destruction.
26	Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Local Law Compliance) – The related Mortgaged Property identified as Crestwood Suites Marietta – Town Center Mall is legally nonconforming as to use because the current use as a hotel requires a Special Land Use Permit in the Community Retail Commercial district. In the event of casualty, restoration is permitted if, among other requirements, casualty is less than 75% of its replacement cost at the time of destruction. The nonconforming use may not be reinstated after (i) it has been discontinued for 12 months, (ii) failure to obtain a new or renew an existing business license as required under the Code of Cobb County, Georgia for the operation of such nonconforming use or (iii) failure to declare and remit the sales tax required by state law for the nonconforming use.
26	Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Local Law Compliance) – The related Mortgaged Property identified as Sun Suites Kennesaw Town Center is legally nonconforming as to use because the current use as a hotel requires a Special Land Use Permit in the General & Commercial district. In the event of casualty, restoration is permitted if, among other requirements, casualty is less than 75% of its replacement cost at the time of destruction. The nonconforming use may not be reinstated after (i) it has been discontinued for 12

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months, (ii) failure to obtain a new or renew an existing business license as required under the Code of Cobb County, Georgia for the operation of such nonconforming use or (iii) failure to declare and remit the sales tax required by state law for the nonconforming use.
26	Park Vista Waupaca (Loan No. 30)	(Local Law Compliance) – The related Mortgaged Property is legally nonconforming as to use and area per unit. The use of the Mortgaged Property as an assisted living facility requires a special use permit. The nonconforming use may not be reinstated in the event of casualty of more than 50%.
26	Woodland MHC/RV Resort (Loan No. 59)	(Local Law Compliance) – A portion of the related Mortgaged Property is non-conforming with respect to use as an RV park. There is currently not enough evidence to support a legal non-conforming status with respect to the southern RV park expansion portion of the Mortgaged Property, as it is unclear whether the Mortgaged Property received all necessary approvals for a special use designation at the time at which this portion of the Mortgaged Property began operating as an RV park. A nonrecourse carveout has been added for failure of that portion of the Mortgaged Property to comply with all legal requirements.
27	Park Vista Waupaca (Loan No. 30)	(Licenses and Permits) – Certain of the permits and licenses are held by the property manager, which is an affiliate of the Mortgagor.
28	All Mortgage Loans transferred by Column	(Recourse Obligations) – The related Mortgage Loan Documents may provide for recourse against the related Mortgagor and guarantor in the event that such Mortgagor or guarantor “solicits or causes to be solicited petitioning creditors” to cause an involuntary bankruptcy filing with respect to such Mortgagor, rather than that such Mortgagor or guarantor “colluded with other creditors” to do so. In addition, the related Mortgage Loan Documents may limit recourse for the related Mortgagor’s commission of material physical waste only to the extent that such waste was intentional.
28	GLP Industrial Portfolio A (Loan No. 1)

(Recourse Obligations) – As regards clause (a)(i) of Representation and Warranty No. 28, the guarantor’s liability for the bankruptcy related carveout is capped at 15% of the principal loan amount then outstanding at the time of the occurrence of such event (plus all reasonable third-party costs actually incurred by the lender in connection with the enforcement of their rights upon a bankruptcy action).

As regards clause (a)(iii) of Representation and Warranty No. 28, transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents are loss recourse events, rather than full recourse events.

As regards clause (b)(i)(A) of Representation and Warranty No.

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28, there is no loss recourse for conversion.

As regards clause (b)(iv) of Representation and Warranty No. 28, the guarantor has no liability under the environmental indemnity so long as an environmental policy is in place. The Mortgagors obtained an environmental insurance policy from Allied World Assurance Company covering all of the Mortgaged Properties. The policy expires November 4, 2025, has a limit of $5,000,000 per incident ($10,000,000 in the aggregate) and has a deductible of $100,000.

As regards clause (b)(v) of Representation and Warranty No. 28, there is loss recourse for grossly negligent physical waste (rather than material physical waste) caused by the Mortgagor, guarantor or their affiliates.

28	Starwood Capital Extended Stay Portfolio (Loan No. 3)

(Recourse Obligations) – As regards clause a(i), the sponsor’s liability for the bankruptcy related carveout is capped at 20% of the principal loan amount then outstanding at the time of the occurrence of such event (plus all reasonable third-party costs actually incurred by the lender in connection with the enforcement of their rights upon a bankruptcy action).

As regards clause (a)(iii) of Representation and Warranty No. 28, transfers of equity interests in the Mortgaged Property or equity interests in the Mortgagor are loss recourse events, rather than full recourse.

As regards clause (b)(i) of Representation and Warranty No. 28, liability is limited to misappropriation of such amounts only (not misapplication or conversion).

As regards clause (b)(iii) of Representation and Warranty No. 28, liability is limited to material and willful misconduct (rather than simply willful misconduct).

28	DoubleTree Spokane (Loan No. 24)	(Recourse Obligation) – Under the Mortgage Loan Documents, (i) there is loss recourse for misappropriation, intentional misapplication or conversion (rather than misappropriation, misapplication or conversion); (ii) there is no loss recourse for security deposits not delivered to lender upon a foreclosure or action in lieu thereof; (iii) there is loss recourse for fraud or material misrepresentation (rather than fraud or intentional misrepresentation); (iv) there is no loss recourse for willful misconduct of Mortgagor or guarantor; and (v) there is loss recourse for material physical waste of the Mortgaged Property by Mortgagor, principal, any affiliated property manager, guarantor of any affiliates of the foregoing (rather than simply material physical waste).
29	All Mortgage Loans transferred by Column	(Mortgage Releases) – If the subject Mortgage Loan is included in a REMIC and the loan-to-value ratio of the related Mortgaged Property following a condemnation exceeds 125%, the related Mortgagor may be able to avoid having to pay down the subject

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Mortgage Loan if it delivers an opinion of counsel to the effect that the failure to make such pay down will not cause such REMIC to fail to qualify as such.
29	GLP Industrial Portfolio A (Loan No. 1)	(Mortgage Releases) - Release prices in connection with a partial release are as follows (which may be less than 115% of the allocated loan amount for the applicable Mortgaged Property): (i) 105% of the allocated loan amount until the first 10% of the related Whole Loan has been repaid; then (ii) 110% of the allocated loan amount until 20% in aggregate of the related Whole Loan has been repaid; and (iii) thereafter 115% of the allocated loan amount.
29	Starwood Capital Extended Stay Portfolio (Loan No. 3)

(Mortgage Releases) - Release prices in connection with a partial release are as follows (which may be less than 115% of the allocated loan amount for the applicable Mortgaged Property; provided that in each case the borrower must comply with REMIC requirements):

If the property is released to an affiliate of the borrower, an amount equal to: (i) if less than $20,000,000.00 has been prepaid, 110% of the allocated loan amount of each property released, (ii) if less than $40,000,000.00 has been prepaid, 115% of the allocated loan amount of each property released, (iii) if less than $60,000,000.00 has been prepaid, 120% of the allocated loan amount of each property released and (iv) if $60,000,000.00 or more has been prepaid, 125% of the allocated loan amount of each property released.

If the property is released to a non-affiliate of the borrower, (i) if less than $20,000,000.00 has been prepaid, 105% of the allocated loan amount of each property released, (ii) if less than $40,000,000.00 has been prepaid, 110% of the allocated loan amount of each property released, (iii) if less than $60,000,000.00 has been prepaid, 115% of the allocated loan amount of each property released and (iv) if $60,000,000.00 or more has been prepaid, 120% of the allocated loan amount of each property released.

31	GLP Industrial Portfolio A (Loan No. 1) Starwood Capital Extended Stay Portfolio (Loan No. 3) DoubleTree Spokane (Loan No. 24)	(Acts of Terrorism Exclusion) – If the Terrorism Risk Insurance Program Reauthorization Act of 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time) is not in effect, the related Mortgagor is required to carry terrorism insurance, but the related Mortgagor will not be required to pay annual premiums in excess of an amount equal to two (2) times the then-current premium for a separate “special causes of loss” or similar policy insuring only the property on a stand-alone basis (the “Terrorism Cap”); provided that the related Mortgagor will be obligated to purchase the maximum amount of terrorism insurance coverage available with funds equal to the cost of the Terrorism Cap.
32	All Mortgage Loans transferred by Column	(Due-on-Sale or Encumbrance) – Any pledge of a direct or indirect equity interest in the related Mortgagor would be permitted if the transfer of such equity interest to the pledgee

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would be a permitted transfer under the terms of Representation and Warranty No. 32 or as contemplated by any other exception to Representation and Warranty No. 32 set forth herein.
32	All Mortgage Loans transferred by Column	(Due-on-Sale or Encumbrance) – Transfers, sales and pledges (each, a “Transfer”) of stock listed on a nationally recognized stock exchange, as well as Transfers of stock and other equity interests that are publicly traded, are permitted. Mergers and other business combinations involving a publicly traded company are also permitted. In addition, for certain loans, Transfers of direct or indirect equity interests in the related Mortgagor may be permitted under one or more of the following circumstances: (a) such equity interests are limited partnership interests, non-managing member interests in a limited liability company or other passive equity interests; (b) the Transfer does not result in a change of control of the related Mortgagor or the Mortgagor continues to be controlled by a specified Person or a Person satisfying specific criteria identified in the related Mortgage Loan Documents; and/or (c) the Transfer results in certain specified individuals or entities maintaining control of the related Mortgagor.
32	GLP Industrial Portfolio A (Loan No. 1)	(Due-on-Sale or Encumbrance) – There is no permitted future mezzanine debt. No transfers of direct equity interests in Mortgagor is permitted. Transfers of indirect equity interests in Mortgagor is permitted, so long as there exists no change of control and no prohibited pledge and other customary conditions precedent are satisfied. The Mortgagor is able to go public without lender’s consent so long as customary conditions precedent are satisfied.
32	Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Due-on-Sale or Encumbrance) – The Mortgage Loan documents permit assumptions in accordance with the terms and conditions therein. A transfer of a controlling indirect equity interest in the Mortgagor is permitted to certain qualified equity holders with requisite experience upon satisfaction of certain conditions set forth in the loan documents. A public offering of equity interests in indirect equity owners of the Mortgagor is permitted subject to the satisfaction of certain terms and conditions set forth in the loan documents. Pledges of equity interests in certain indirect equity owners of the Mortgagor are permitted subject to the satisfaction of certain terms and conditions set forth in the loan documents.
33	DoubleTree Spokane (Loan No. 24)	(Single Purpose Entity) – Mortgagor is a “Recycled Single Purpose Entity”. Mortgagor previously owned real property located adjacent to the Mortgaged Property. Such previously owned property was development, converted into a 3-unit condominium and Mortgagor currently owns Unit 2 of such condominium which is part of the Mortgaged Property.
43	GLP Industrial Portfolio A (Loan No.	(Environmental Conditions) – The environmental insurance policy obtained in connection with the closing of the Mortgage

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	1)	Loan has a deductible of $100,000 and does not extend five (5) years beyond the maturity date of the Mortgage Loan.
44	GLP Industrial Portfolio A (Loan No. 1)	(Lease Estoppels) – Mortgagor was required to deliver estoppels at closing for major tenants comprising at least 50% of the in place base rent.
47	GLP Industrial Portfolio A (Loan No. 1) Starwood Capital Extended Stay Portfolio (Loan No. 3)	(Cross-Collateralization) – The subject Mortgage Loan is cross-collateralized and cross-defaulted with a related Companion Loan.

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EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

COLUMN FINANCIAL, INC. (“Seller”) hereby certifies as follows:

1.	All of the representations and warranties (except as set forth on Exhibit C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of February 1, 2016, (the “Agreement”), between Credit Suisse Commercial Mortgage Securities Corp. and Seller, are true and correct in all material respects on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement) with the same force and effect as if made on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement).

2.	The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which would constitute a default on the part of the Seller under the Agreement.

3.	Neither the Prospectus, dated January 28, 2016 (the “Prospectus”), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates, nor the Offering Circular, dated January 26, 2016 (the “Offering Circular”), relating to the offering of the Class X-E, Class X-F, Class X-NR, Class D, Class X-D, Class E, Class F, Class NR and Class R Certificates, in the case of each of the Prospectus and the Offering Circular, as of the date thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans (including any related Whole Loan, including, without limitation, the servicing terms thereof if not serviced under the Pooling and Servicing Agreement, including identification of the parties to the related Other Pooling and Servicing Agreement), the related borrowers, the related Mortgaged Properties or the Seller and its affiliates (to the extent such affiliate is not an Underwriter or Initial Purchaser) (collectively, the “Loan Detail”) or omitted or omits to state therein any material fact necessary in order to make the statements therein relating to the Loan Detail, in the light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement or, if not defined therein, in the Indemnification Agreement.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

D-1

Certified this ___ day of February, 2016.

COLUMN FINANCIAL, INC.

By:
Name:
Title:

D-2

EXHIBIT E

FORM OF DILIGENCE FILE CERTIFICATE

Reference is hereby made to that certain Pooling and Servicing Agreement, dated February 1, 2016, and that certain Mortgage Loan Purchase Agreement, dated February 1, 2016. In accordance with Section 5(k) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor (with a copy to the Master Servicer, the Certificate Administrator, the Special Servicer, the Trustee, the Operating Advisor and the Asset Representations Reviewer), as follows:

1.	The Seller has delivered the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File contains all documents and information required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the [___] day of [___].

[SELLER]

By:
Name:
Title:

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SCHEDULE I

MORTGAGED PROPERTY FOR WHICH ENVIRONMENTAL INSURANCE IS MAINTAINED

Mortgaged Property	Policy Issuer
GLP Industrial Portfolio A	Allied World Assurance Company

Sch. I-1